As filed with the Securities and Exchange Commission on February 27, 2009

Securities Act File No. 333-89389

Investment Company Act File No. 811-09637

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940
Amendment No. 21	☒
(Check appropriate box or boxes)

BLACKROCK LARGE CAP SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code 1-800-441-7762

Donald C. Burke

BlackRock Large Cap Series Funds, Inc.

800 Scudders Mill Road
Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011

Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Frank P. Bruno, Esq.	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock.

Master Large Cap Series LLC has also executed this Registration Statement.

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Large Cap Series Funds, Inc. BlackRock Large Cap Growth Fund BlackRock Large Cap Value Fund BlackRock Large Cap Core Fund BlackRock Large Cap Core Plus Fund

PROSPECTUS | FEBRUARY 27, 2009

Investor, Institutional and Class R Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Funds Overview	Key facts and details about the Funds listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information
	Key Facts About the Funds	4
	Growth Fund	4
	Value Fund	9
	Core Fund	13
	Core Plus Fund	17

Details About the Funds	How Each Fund Invests	20
	Investment Risks	23

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	26
	Details about the Share Classes	29
	How to Buy, Sell, Exchange and Transfer Shares	33
	Account Services and Privileges	39
	Funds’ Rights	40
	Participation in Fee-Based Programs	40
	Short-Term Trading Policy	41
	Redemption Fee	42
	Distribution and Service Payments	42
	Master/Feeder Structure	44

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	45
	Portfolio Manager Information	46
	Conflicts of Interest	47
	Valuation of Fund Investments	47
	Dividends, Distributions and Taxes	48

Financial Highlights	Financial Performance of the Funds	50

General Information	Shareholder Documents	66
	Certain Fund Policies	66
	Statement of Additional Information	67

Glossary	Glossary of Investment Terms	68

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about four series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), BlackRock Large Cap Growth Fund (“Growth Fund”), BlackRock Large Cap Value Fund (“Value Fund”), BlackRock Large Cap Core Fund (“Core Fund”) and BlackRock Large Cap Core Plus Fund (“Core Plus Fund”). The series are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each of Growth Fund, Value Fund and Core Fund is a “feeder fund” (each a “Feeder Fund”) that invests all of its assets in a corresponding “master” portfolio (each a “Master Portfolio”) of Master Large Cap Series LLC (the “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. Growth Fund invests all of its assets in Master Large Cap Growth Portfolio (the “Master Growth Portfolio”). Value Fund invests all of its assets in Master Large Cap Value Portfolio (the “Master Value Portfolio”). Core Fund invests all of its assets in Master Large Cap Core Portfolio (the “Master Core Portfolio”). For simplicity, this prospectus uses the term “Feeder Fund” to include the applicable Master Portfolio in which a Feeder Fund invests.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”) and each Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the Fund’s section to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to each of the Funds. Terms in bold face type in the text are defined in the Glossary section.

Growth Fund

What is the Fund’s investment objective?

The investment objective of Growth Fund is long-term capital growth. In other words, Growth Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Growth Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Growth Fund’s benchmark, the Russell 1000® Growth Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Growth Fund’s risks, see “Investment Risks” below.

Who should invest?

Growth Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a growth investment style

Risk/Return Information

The chart and table shown below give you a picture of Growth Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional and Class R Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares
ANNUAL TOTAL RETURNS
Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.43% (quarter ended March 31, 2000) and the lowest return for a quarter was –23.44% (quarter ended December 31, 2000).

As of 12/31/08	1 Year	5 Years	Since Inception[5]

BlackRock Large Cap Growth Fund — Investor A
Return Before Taxes[1]	–40.25%	–3.30%	–4.06%
Return After Taxes on Distributions[1]	–40.25%	–3.39%	–4.11%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–26.16%	–2.73%	–3.34%

BlackRock Large Cap Growth Fund — Investor B2
Return Before Taxes[1]	–40.27%	–3.41%	–4.14%

BlackRock Large Cap Growth Fund — Investor C
Return Before Taxes[1]	–38.08%	–3.01%	–4.24%

BlackRock Large Cap Growth Fund — Institutional[3]
Return Before Taxes[1]	–36.74%	–1.98%	–3.22%

BlackRock Large Cap Growth Fund — Class R4
Return Before Taxes[1]	–37.17%	–2.52%	–3.69%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–7.47%

[1]	Includes all applicable fees and sales charges.

[2]	Returns reflect the 4.50% six-year contingent deferred sales charge (“CDSC”) in effect as of October 2, 2006. Investor B Shares automatically convert to Investor A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

[3]	The returns for Institutional Shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Institutional Shares would be lower.

[4]	The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon performance of the Fund’s Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares.

[5]	Fund inception date is December 22, 1999.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional and Class R Shares of Growth Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%[1]	None	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[5]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Management Fee[6]	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%

Other Expenses[7,8]	0.56%	0.55%	0.55%	0.48%[9]	0.64%

Total Annual Fund Operating Expenses[10]	1.31%	2.05%	2.05%	0.98%	1.64%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).

[2]	A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for a complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.

[5]	The fees and expenses shown in the table and the example that follows include both the expenses of Growth Fund and Growth Fund’s share of the Master Growth Portfolio’s allocated expenses.

[6]	Paid by the Master Growth Portfolio.

[7]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Growth Fund’s average daily net assets.

[8]	Includes the Master Growth Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

[9]	Other Expenses have been restated to reflect current fees.

[10]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees, as applicable.

Example:

This example is intended to help you compare the cost of investing in Growth Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$651	$918	$1,205	$2,021

Investor B Shares[2]
Redemption	$658	$993	$1,303	$2,189[3]

Investor B Shares
No Redemption	$208	$643	$1,103	$2,189[3]

Investor C Shares[2]
Redemption	$308	$643	$1,103	$2,379

Investor C Shares
No Redemption	$208	$643	$1,103	$2,379

Institutional Shares	$100	$312	$542	$1,201

Class R Shares	$167	$517	$892	$1,944

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

[3]	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

Value Fund

What is the Fund’s investment objective?

The investment objective of Value Fund is long-term capital growth. In other words, Value Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Value Fund will invest primarily in equity securities that BlackRock believes are undervalued. Value Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Value Fund’s benchmark, the Russell 1000® Value Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Value Fund’s risks, see “Investment Risks” below.

Who should invest?

Value Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a value investment style

Risk/Return Information

The chart and table shown below give you a picture of Value Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional and Class R Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares
ANNUAL TOTAL RETURNS
Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.18% (quarter ended June 30, 2003) and the lowest return for a quarter was –18.58% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[5]

BlackRock Large Cap Value Fund — Investor A
Return Before Taxes[1]	–39.07%	0.34%	3.52%
Return After Taxes on Distributions[1]	–39.24%	–0.42%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–25.40%	0.29%	3.05%

BlackRock Large Cap Value Fund — Investor B2
Return Before Taxes[1]	–39.08%	0.30%	3.43%

BlackRock Large Cap Value Fund — Investor C
Return Before Taxes[1]	–36.84%	0.63%	3.34%

BlackRock Large Cap Value Fund — Institutional[3]
Return Before Taxes[1]	–35.50%	1.70%	4.42%

BlackRock Large Cap Value Fund — Class R4
Returns Before Taxes[1]	–35.94%	1.13%	3.92%

Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	–36.85%	–0.79%	0.95%

[1]	Includes all applicable fees and sales charges.

[2]	Returns reflect the 4.50% six-year contingent deferred sales charge (“CDSC”) in effect as of October 2, 2006. Investor B Shares automatically convert to Investor A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

[3]	The returns for Institutional Shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Institutional Shares would be lower.

[4]	The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon performance of the Fund’s Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares.

[5]	Fund inception date is December 22, 1999.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional and Class R Shares of Value Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%[1]	None	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[5]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Management Fee[6]	0.48%	0.48%	0.48%	0.48%	0.48%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%

Other Expenses[7,8]	0.50%[9]	0.52%[9]	0.52%	0.47%[9]	0.57%

Total Annual Fund Operating Expenses[10]	1.23%	2.00%	2.00%	0.95%	1.55%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).

[2]	A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for a complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.

[5]	The fees and expenses shown in the table and the example that follows include both the expenses of Value Fund and Value Fund’s share of the Master Value Portfolio’s allocated expenses.

[6]	Paid by the Master Value Portfolio.

[7]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Value Fund’s average daily net assets.

[8]	Includes the Master Value Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

[9]	Other Expenses have been restated to reflect current fees.

[10]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees, as applicable.

Example:

This example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$644	$895	$1,165	$1,935

Investor B Shares[2]
Redemption	$653	$977	$1,278	$2,129[3]

Investor B Shares
No Redemption	$203	$627	$1,078	$2,129[3]

Investor C Shares[2]
Redemption	$303	$627	$1,078	$2,327

Investor C Shares
No Redemption	$203	$627	$1,078	$2,327

Institutional Shares	$97	$303	$526	$1,166

Class R Shares	$158	$490	$845	$1,845

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

[3]	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

Core Fund

What is the Fund’s investment objective?

The investment objective of Core Fund is long-term capital growth. In other words, Core Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Core Fund will use an investment approach that blends growth and value. Core Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Core Fund’s benchmark, the Russell 1000® Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Core Fund’s risks, see “Investment Risks” below.

Who should invest?

Core Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a core investment style

Risk/Return Information

The chart and table shown below give you a picture of Core Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C, Institutional and Class R Shares (in the table). The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Core Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.65% (quarter ended March 31, 2000) and the lowest return for a quarter was –18.70% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[5]

BlackRock Large Cap Core Fund — Investor A
Return Before Taxes[1]	–40.75%	–1.78%	–0.30%
Return After Taxes on Distributions[1]	–40.75%	–2.52%	–0.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–26.49%	–1.36%	–0.17%

BlackRock Large Cap Core Fund — Investor B2
Return Before Taxes[1]	–40.74%	–1.80%	–0.39%

BlackRock Large Cap Core Fund — Investor C
Return Before Taxes[1]	–38.67%	–1.51%	–0.49%

BlackRock Large Cap Core Fund — Institutional[3]
Return Before Taxes[1]	–37.34%	–0.46%	0.55%

BlackRock Large Cap Core Fund — Class R4
Return Before Taxes[1]	–37.77%	–1.02%	0.07%

Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	–37.60%	–2.04%	–3.03%

[1]	Includes all applicable fees and sales charges.

[2]	Returns reflect the 4.50% six-year contingent deferred sales charge (“CDSC”) in effect as of October 2, 2006. Investor B Shares automatically convert to Investor A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

[3]	The returns for Institutional Shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charges were included, the returns for Institutional Shares would be lower.

[4]	The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon performance of the Fund’s Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares.

[5]	Fund inception date is December 22, 1999.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C, Institutional and Class R Shares of Core Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%[1]	None	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[5]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares

Management Fee[6]	0.46%	0.46%	0.46%	0.46%	0.46%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%

Other Expenses[7]	0.52%	0.58%	0.51%	0.40%	0.58%

Total Annual Fund Operating Expenses	1.23%	2.04%	1.97%	0.86%	1.54%

Fee Waivers and Expense Reimbursements[8]	(0.12)%	(0.16)%	—%	—%	—%

Net Annual Fund Operating Expenses	1.11%	1.88%	1.97%	0.86%	1.54%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).

[2]	A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for a complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.

[5]	The fees and expenses shown in the table and the example that follows include both the expenses of Core Fund and Core Fund’s share of the Master Core Portfolio's allocated expenses.

[6]	Paid by the Master Core Portfolio.

[7]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Core Fund’s average daily net assets.

[8]	BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.11% (for Investor A Shares) and 1.91% (for Investor B Shares) of average daily net assets until March 1, 2010.

Example:

This example is intended to help you compare the cost of investing in Core Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years

Investor A Shares[1]	$632	$884	[4]	$1,154	[4]	$1,925	[4]

Investor B Shares[2]
Redemption	$641	$974	[4]	$1,284	[4]	$2,148	[3,4]

Investor B Shares
No Redemption	$191	$624	[4]	$1,084	[4]	$2,148	[3,4]

Investor C Shares[2]
Redemption	$300	$618		$1,062		$2,296

Investor C Shares
No Redemption	$200	$618		$1,062		$2,296

Institutional Shares	$88	$274		$477		$1,061

Class R Shares	$157	$486		$839		$1,834

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

[3]	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

[4]	These expenses do not reflect the continuation of the fee and/or waiver expense agreement beyond the first year. As stated in footnote (8) to the Annual Fund Operating Expenses table in the previous page, this arrangement continues through March 1, 2010.

Core Plus Fund

What is the Fund’s investment objective?

The investment objective of Core Plus Fund is long-term capital growth. In other words, Core Plus Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Core Plus Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. Core Plus Fund will use an investment approach that emphasizes a blend of both growth and value. Core Plus Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from those that are, at the time of purchase, included in Core Plus Fund’s benchmark, the Russell 1000® Index.

Core Plus Fund takes long positions primarily in large cap companies that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. Core Plus Fund will normally hold long positions in equity securities representing up to 130% of its assets. Core Plus Fund will generally hold approximately 30% of its assets in short positions. When Core Plus Fund takes a long position, it purchases the security outright. When Core Plus Fund takes a short position, it sells a security that it has borrowed.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Short Sales Risk — Because making short sales in securities that it does not own exposes Core Plus Fund to the risks associated with those securities, such short sales involve speculative exposure risk. Core Plus Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Core Plus Fund replaces the borrowed security.

  Growth Investing Style Risk — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Core Plus Fund’s risks, see “Investment Risks” below.

Who should invest?

Core Plus Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Want to add an investment with potential for higher risk and return due to the short selling strategy to further diversify a portfolio

Risk/Return Information

The chart and table shown below give you a picture of Core Plus Fund’s performance for Investor A Shares (in the chart) for each complete calendar year since the Fund’s inception and for Investor A, Investor C and Institutional Shares (in the table). The information provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Core Plus Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.34% (quarter ended June 30, 2008) and the lowest return for a quarter was –13.81% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	Since Inception[2]

BlackRock Large Cap Core Plus Fund — Investor A
Return Before Taxes[1]	–34.81%	–32.90%
Return After Taxes on Distributions[1]	–34.81%	–32.90%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–22.63%	–27.93%

BlackRock Large Cap Core Plus Fund — Investor C
Return Before Taxes[1]	–32.31%	–29.79%

BlackRock Large Cap Core Plus Fund — Institutional
Return Before Taxes[1]	–30.91%	–29.00%

Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	–37.60%	–35.90%

[1]	Includes all applicable fees and sales charges.

[2]	Fund inception date is December 19, 2007.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C and Institutional Shares of Core Plus Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%[1]	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [2]	1.00%[3]	None

Redemption Fee	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares

Management Fee	1.20%	1.20%	1.20%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%[4]	None

Other Expenses[5]	1.39%	1.37%	1.61%

Dividend Expense	0.55%	0.55%	0.55%

Total Annual Fund Operating Expenses[6,7]	3.39%	4.12%[4]	3.36%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).

[2]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	There is no CDSC on Investor C Shares after one year.

[4]	Investor C Shares did not pay a portion of the distribution fee during the fiscal period ended October 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[5]	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

[6]	BlackRock has voluntarily agreed to waive and/or reimburse fees and/or expenses in order to limit net annual fund operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.80% (for Investor A Shares), 2.50% (for Investor C Shares) and 1.50% (for Institutional Shares) of average daily net assets. BlackRock may discontinue or reduce this waiver of fees at any time without notice.

[7]	The Total Annual Fund Operating Expenses have also been restated to exclude certain non-recurring organizational and offering expenses incurred during the Core Plus Fund’s fiscal period ended October 31, 2008. If these expenses were included, the Total Annual Fund Operating Expenses would be 4.10%, 4.83% and 4.07% for Investor A, Investor C and Institutional Shares, respectively.

Example:

This example is intended to help you compare the cost of investing in Core Plus Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, in addition, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$849	$1,512	$2,197	$4,008

Investor C Shares[2] Redemption	$514	$1,252	$2,106	$4,306

Investor C Shares No Redemption	$414	$1,252	$2,106	$4,306

Institutional Shares	$339	$1,033	$1,750	$3,649

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

Details About the Funds

How Each Fund Invests

Investment Process (All Funds)
Each Fund will seek to outperform its benchmark:

  Growth Fund — will seek to outperform the Russell 1000® Growth Index by investing in equity securities that BlackRock believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

  Value Fund — will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

  Core Fund — has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

  Core Plus Fund — has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

Although Growth Fund emphasizes growth-oriented investments, Value Fund emphasizes value-oriented investments, and Core Fund and Core Plus Fund use a blend of growth and value, there are equity investment strategies common to all four Funds. In selecting securities for a Fund’s portfolio from that Fund’s benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if BlackRock believes that a company is overvalued, it will not be considered as an investment for any Fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because a Fund generally will not hold all the stocks in its applicable index, and because a Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Funds are not “index” funds. In seeking to outperform the relevant benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

  Relative price to earnings and price to book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of a Fund’s portfolio

  Allocation among the economic sectors of a Fund’s portfolio as compared to the applicable index

  Weighted individual stocks within the applicable index

Investment Process (Core Plus Fund Only)

Core Plus Fund takes long positions primarily in large cap companies that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. Core Plus Fund will make a short sale of a security when it anticipates that the securities that it purchases with the proceeds of the short sale will outperform the security sold short. Core Plus Fund may also make a short sale in anticipation of a decline in the price of the security sold short. To complete the short sale transaction, Core Plus Fund buys back the same security in the market and returns it to the lender. Selling a security short allows Core Plus Fund to more fully take advantage of BlackRock’s insights regarding securities that it expects to underperform. In addition, the proceeds from short sales enable Core Plus Fund to establish additional long positions while keeping its net exposure to the market at a level similar to a traditional “long-only” strategy. In a short sale, Core Plus Fund makes money if the market price of the security goes down after the short sale or if the market price of the securities it buys with the proceeds of the short sale increases more than that of the securities sold short. If the price of the security sold short goes up after the short sale, Core Plus Fund may lose money because it will have to pay more to replace the borrowed security than it received when it sold the security short. However, Core Plus Fund’s investment strategy is to seek to offset such losses by investing the proceeds of the short sales in long positions in securities that Core Plus Fund expects to increase in value more than the securities sold short.

Core Plus Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than in short positions (i.e., Core Plus Fund will be “net long”).

When Core Plus Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing Core Plus Fund’s obligation to cover the short position. However, Core Plus Fund generally expects to use the cash proceeds of short sales to purchase additional securities or for any other fund purpose. When Core Plus Fund does this, it is required to pledge replacement collateral as security to the broker. Core Plus Fund may use securities it owns to meet any such collateral obligations.

Growth Fund

Investment Goal

The investment objective of Growth Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Under normal circumstances, Growth Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Growth Fund’s benchmark, Russell 1000® Growth Index. This policy is a non-fundamental policy of Growth Fund and may not be changed without 60 days’ prior notice to Growth Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF GROWTH FUND

Growth Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Value Fund

Investment Goal

The investment objective of Value Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes are undervalued. Under normal circumstances, Value Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Value Fund’s benchmark, Russell 1000® Value Index. This policy is a non-fundamental policy of Value Fund and may not be changed without 60 days’ prior notice to Value Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF VALUE FUND

Value Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Core Fund

Investment Goal

The investment objective of Core Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. Under normal circumstances, Core Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Core Fund’s benchmark, Russell 1000® Index. This policy is a non-fundamental policy of Core Fund and may not be changed without 60 days’ prior notice to Core Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CORE FUND

Core Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Core Plus Fund

Investment Goal

The investment objective of Core Plus Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Core Plus Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. Under normal circumstances, Core Plus Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Core Plus Fund’s benchmark, Russell 1000® Index. This policy is a non-fundamental policy of Core Plus Fund and may not be changed without 60 days’ prior notice to Core Plus Fund’s shareholders.

Core Plus Fund will normally hold long positions in equity securities representing up to 130% of its assets and will generally hold approximately 30% of its assets in short positions. When Core Plus Fund takes a long position, it purchases the security outright. When Core Plus Fund takes a short position, it sells a security that it has borrowed.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CORE PLUS FUND

Core Plus Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies including the following:

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Derivatives — Each Fund may use derivative instruments to hedge its investments. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, each Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect a Fund’s ability to meet its investment objective.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Illiquid/Restricted Securities — Each Fund may invest its net assets in illiquid securities which have no readily available market. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3 % of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Depositary Receipts — Each Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

  Foreign Securities — Each Fund may invest in companies located in countries other than the Unites States.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies.

  U.S. Government Obligations — Each Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which a Fund may invest.
Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Funds:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Growth Investing Style Risk (Growth Fund, Core Fund and Core Plus Fund) — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk (Value Fund, Core Fund and Core Plus Fund) — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Short Sales Risk (Core Plus Fund) — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it may underperform similar funds that do not make short sales in securities they do not own. However, because the Fund follows an investment strategy that seeks to offset such losses by investing the proceeds of the short sales in long positions in securities that the Fund expects will increase in value more than the securities sold short, the Fund should be less exposed to this risk than other funds that do not seek to offset their short sale positions in this way. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price, or that the Fund will be able to invest the proceeds of a short sale in securities that outperform the securities sold short. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives Risks — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Active or Frequent Trading Risk (Core Plus Fund) — The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, Fund management will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Securities Risk — Because each Fund may invest in companies located in countries other than the United States, each Fund may be exposed to risks associated with foreign investments.

  The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

  Foreign holdings may be adversely affected by foreign government action

  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

  The economies of certain countries may compare unfavorably with the U.S. economy

  Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A, Investor B, Investor C, Institutional and Class R Shares in this prospectus for Growth Fund, Value Fund and Core Fund; Investor A, Investor C and Institutional Shares in this prospectus for Core Plus Fund), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional Shares.

If you select Investor A Shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B, Investor C or Class R Shares (if available for your Fund), you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B Shares, 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for all three classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C Shares. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each of the following share classes of each Fund.

Share Classes at a Glance

	Investor A1,3	Investor B1	Investor C1,3	Institutional[1],3	Class R1,2

Availability	Generally available	Generally available	Generally available	Limited to certain	Available only to
	through financial	through financial	through financial	investors, including:	certain retirement
	intermediaries.	intermediaries.[4]	intermediaries.[4]	•Current	plans
Institutional
shareholders that
meet certain
requirements
•Certain retirement
plans
•Participants in
certain programs
sponsored by
BlackRock or its
affiliates or
financial
intermediaries.
•Certain employees
and affiliates of
BlackRock or its
affiliates.

Minimum	$1,000 for all	$1,000[5] for all	$1,000[5] for all	•$2 million for	•$100 for all
Investment	accounts except:	accounts except:	accounts except:	institutions and	accounts
	•$250 for certain	•$250 for certain	•$250 for certain	individuals
	fee-based	fee-based	fee-based	•Institutional
	programs	programs	programs	Shares are
	•$100 for	•$100 for	•$100 for	available to clients
	retirement plans	retirement plans	retirement plans	of registered
	•$50, if	•$50, if	•$50, if	investment
	establishing	establishing	establishing	advisors who have
	Automatic	Automatic	Automatic	$250,000
	Investment Plan	Investment Plan	Investment Plan	invested in the
	(“AIP”)	(“AIP”)	(“AIP”)	Fund

Initial Sales	Yes. Payable at	No. Entire purchase	No. Entire purchase	No. Entire purchase	No. Entire purchase
Charge?	time of purchase.	price is invested in	price is invested in	price is invested in	price is invested in
	Lower sales	shares of the Fund.	shares of the Fund.	shares of the Fund.	shares of the Fund.
charges are
available for larger
investments.

Deferred Sales	No. (May be	Yes. Payable if you	Yes. Payable if you	No.	No.
Charge?	charged for	redeem within six	redeem within one
	purchases of $1	years of purchase.	year of purchase.
million or more that
are redeemed
within eighteen
months).

Distribution and	No Distribution Fee.	0.75% Annual	0.75% Annual	No.	0.25% Annual
Service (12b-1)	0.25% Annual	Distribution Fee.	Distribution Fee.		Distribution Fee.
Fees?	Service Fee.	0.25% Annual	0.25% Annual		0.25% Annual
		Service Fee.	Service Fee.		Service Fee.

Share Classes at a Glance

	Investor A1,3	Investor B1,3	Investor C1,3	Institutional[1],3	Class R1,2

Conversion to	N/A	Yes, automatically	No.	No.	No.
Investor A Shares?		after approximately
eight years.

Advantage	Makes sense for	No up-front sales	No up-front sales	No up-front sales	No up-front sales
	investors who are	charge so you start	charge so you start	charge so you start	charge so you start
	eligible to have the	off owning more	off owning more	off owning more	off owning more
	sales charge	shares.	shares.	shares.	shares.
	reduced or		These shares may
	eliminated or who		make sense for
	have a long-term		investors who have
	investment horizon		a shorter
	because there are		investment horizon
	no ongoing		relative to Investor
	distribution fees.		A or Investor B
Shares.

Disadvantage	You pay a sales	You pay ongoing	You pay ongoing	Limited availability.	You pay ongoing
	charge up-front,	distribution fees	distribution fees		distribution fees
	and therefore you	each year you own	each year you own		each year you own
	start off owning	Investor B Shares,	Investor C shares,		shares, which
	fewer shares.	which means that	which means that		means that you can
		you can expect	you can expect		expect lower total
		lower total	lower total		performance per
		performance than if	performance per		share than if you
		you owned Investor	share than if you		owned Investor A
		A Shares.	owned Investor A		Shares. Unlike
			Shares. Unlike		Investor B Shares,
			Investor B Shares,		Class R Shares do
			Investor C Shares		not convert to
			do not convert to		Investor A Shares,
			Investor A Shares,		so you will continue
			so you will continue		paying the ongoing
			paying the ongoing		distribution fees as
			distribution fees as		long as you hold
			long as you hold		Class R Shares.
			the Investor C		Over the long term,
			Shares. Over the		this can add up to
			long-term, this can		higher total fees
			add up to higher		than either Investor
			total fees than		A Shares or Investor
			either Investor A		B Shares. There is
			Shares or Investor		limited availability of
			B Shares.		these shares.

[1]	Please see “Details about the Share Classes” for more information about each share class.

[2]	Class R Shares are currently offered only by Growth Fund, Value Fund and Core Fund.

[3]	Core Plus Fund offers only Investor A, Investor C and Institutional Shares.

[4]	If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor B or Investor C Shares will not be accepted.

[5]	The Fund will not accept a purchase order of $50,000 or more for Investor B Shares and $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor B or Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional and Class R Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

			Dealer
	Sales Charge	Sales Charge	Compensation
	As a % of	As a % of Your	as a % of
Your Investment	Offering Price	Investment[1]	Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	0.00%[2]

[1]	Rounded to the nearest one-hundredth percent.

[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. However, you will pay a CDSC of 1.00% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Options” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or the BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of twenty one — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or the BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

  Persons investing through an authorized payroll deduction plan

  Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)

  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

  Persons associated with a Fund, a Fund’s Distributor, BlackRock, a Fund’s sub-adviser or PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), and their affiliates

  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

  Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers”.

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B Shares within six years or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. You will also pay ongoing distribution fees of 0.75% and ongoing service fees of 0.25% for both classes of each Fund’s shares each year. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays a sales concession of 1.00% of the purchase price of Investor C Shares to dealers from their own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares (Growth Fund, Value Fund and Core Fund)

If you redeem Investor B Shares of Growth Fund, Value Fund or Core Fund within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge[1]

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

[1]	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased prior to October 2, 2006, are subject to the 4.00% six-year contingent deferred sales charge schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately eight years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both BlackRock Funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans;

  Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell Exchange and Transfer Shares”;

  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate;

  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

  Involuntary redemptions made of shares in accounts with low balances;

  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, BlackRock or their affiliates;

  Redemptions related to the payment of PNC Trust Company custodial IRA fees; and

  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

  Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

  Certain qualified retirement plans;

  Investors in selected fee based programs;

  Clients of registered investment advisors who have $250,000 invested in the Fund;

  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

  Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of a Fund; and

  Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”) or their respective affiliates.

Class R Shares (offered only by Growth Fund, Value Fund and Core Fund)

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class	Refer to the “Share Classes at a Glance” table in this prospectus (be
	appropriate for you	sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional
Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Class R Shares are available only to certain retirement and other similar plans.

	Next, determine the amount	Refer to the minimum initial investment in the “Share Classes at a
	of your investment	Glance” table of this prospectus. Be sure to note the maximum investment amounts for Investor B and Investor C Shares.

See “Account Information — Details about the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum
investment requirement.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange (the
	purchase order	“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for	To purchase shares directly with BlackRock, call (800) 441-7762 and
	accounts held directly with	request a new account application. Mail the completed application
	BlackRock)	along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is generally $50 for
Investment		all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs, such as the automatic investment plans, may have higher minimums. (The
minimums for additional purchases may be waived under certain circumstances.)

	Have your financial professional	To purchase additional shares you may contact your financial professional
	or financial intermediary submit	or financial intermediary. For more details on purchasing by Internet see
	your purchase order for	below.
additional shares

	Or contact BlackRock (for	Purchase by Telephone: Call (800) 441-7762 and speak with one of
	accounts held directly with	our representatives. Each Fund has the right to reject any telephone
	BlackRock)	request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the
Fund’s automated voice response unit service (VRU) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders for Institutional Shares placed by wire prior to the close of business on the Exchange will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Each Fund limits Internet purchases in shares of the Fund to $25,000 per trade.
Different maximums may apply to certain institutional investors.

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your	Or contact BlackRock (for	Please read the On-Line Services Disclosure Statement and User
Investment	accounts held directly with	Agreement, the Terms and Conditions page and the Consent to
(continued)	BlackRock) (continued)	Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
(800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

	Participate in the Automatic	BlackRock’s Automatic Investment Plan (“AIP”) allows you to
	Investment Plan (AIP)	invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for	Making payment for	Payment for an order must be made in Federal funds or other
Shares	purchases	immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4:00
p.m. (Eastern time) on the third business day (in the case of Investor
Shares) or first business day (in the case of Institutional Shares)
following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from a Fund, a check payable to
BlackRock Funds which bears the name of the fund you are
purchasing must accompany a completed purchase application.

There is a $20 fee for each purchase check that is returned due to insufficient funds. The Funds do not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial
Redemption of	professional or other financial	professional. Shareholders should indicate whether they are redeeming
Shares	intermediary submit your	Investor A, Investor B, Investor C, Institutional or Class R Shares. The
	sales order	price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange
(generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

Each Fund may reject an order to sell shares under certain circumstances.

	Selling shares held directly	Methods of Redeeming
with BlackRock
Redeem by Telephone: You may sell Investor Shares held at
BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or
(ii) $250,000 for payments through the Automated Clearing House
Network (“ACH”) or wire transfers. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

Each Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor shares may also be redeemed by use of the
Fund’s automated voice response unit service (“VRU”). Payment for
Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check,
ACH or wire to the bank account of record.

Payment of Redemption Proceeds: Redemption proceeds may be
paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

How to Sell Shares
	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Payment by Check: BlackRock will normally mail redemption proceeds
Redemption of	with BlackRock (continued)	within seven days following receipt of a properly completed request.
Shares (continued)		Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail.
You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the
redeeming shareholder on the next business day, provided that the
Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the
Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a
Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the
shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours);
provided that a Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when a Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

Each Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange	Selling shares of one fund to	Investor A, Investor B, Investor C and Institutional Shares of the Funds
Privilege	purchase shares of another	are generally exchangeable for shares of the same class of another
	fund (“exchanging”)	BlackRock Fund. No exchange privilege is available for Class R Shares.

You can exchange $1,000 or more of Investor A, Investor B or Investor
C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of
Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into
Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of
Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the
“Redemption Fee” section of this prospectus for additional information).

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the
Internet by accessing your account online at
www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Funds have the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. Each Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Financial	financial intermediary	dealer that has entered into an agreement with the Distributor.
Intermediary		Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-participating	You must either:
	financial intermediary	•Transfer your shares to an account with the Fund; or
•Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic	Allows systematic	BlackRock’s AIP allows you to invest a specific amount on a periodic
Investment Plan	investments on a periodic	basis from your checking or savings account into your investment
(AIP)	basis from checking or	account. You may apply for this option upon account opening or by
	savings account.	completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.

Dividend Allocation	Automatically invests your	Dividend and capital gains distributions may be reinvested in your
Plan	distributions into another	account to purchase additional shares or paid in cash. Using the
	BlackRock fund of your	Dividend Allocation Plan, you can direct your distributions to your bank
	choice pursuant to your	account (checking or savings), to purchase shares of another fund at
	instructions, without any fees	BlackRock without any fees or sales charges, or by check to special
	or sales charges.	payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to	(NOTE: This option is offered to shareholders whose accounts are held
	purchase or sell Investor	directly with BlackRock. Please speak with your financial professional if
	class shares by telephone or	your account is held elsewhere).
over the Internet through
	ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.

Systematic	This feature can be used by	A minimum of $10,000 in the initial BlackRock Fund is required and
Exchange Plan	investors to systematically	investments in any additional funds must meet minimum initial
	exchange money from one	investment requirements.
fund to up to four other funds.

Systematic	This feature can be used by	To start a Systematic Withdrawal Plan (“SWP”) a shareholder must
Withdrawal Plan	investors who want to receive	have a current investment of $10,000 or more in a BlackRock Fund.
(SWP)	regular distributions from
	their accounts.	Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the
SWP Application Form which may be obtained from BlackRock.

Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C
Shares will not be subject to the CDSC if they do not exceed 1%, 3%
and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor
C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

Reinstatement	If you redeem Investor A or Institutional Shares, and within 60 days
Privilege	buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase.
Investors should consult a tax adviser concerning the tax
consequences of exercising this reinstatement privilege.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Short-Term Trading Policy

The Board of Directors (the “Board”) of the Corporation has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Corporation has adopted a plan with respect to each share class (the “Plan”) that allows each Fund to pay distribution or service fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B, Investor C and Class R Shares pay a fee (“distribution fees”) to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B, Investor C and Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affilliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B, Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B, Investor C and Class R Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, the Corporation also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B, Investor C and Class R Shares of each Fund. All Investor A, Investor B, Investor C and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B, Investor C and Class R Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B, Investor C and Class R Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B, Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees that a Fund pays to its Transfer Agent, BlackRock on behalf of a Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master/Feeder Structure

Each Feeder Fund is a series of the Corporation and is a “feeder” fund that invests all of its assets in a corresponding Master Portfolio of the Master LLC. Investors in a Feeder Fund will acquire an indirect interest in the corresponding Master Portfolio.

Each Master Portfolio accepts investments from other feeder funds, and all the feeder funds of a given Master Portfolio bear the Master Portfolio’s expenses in proportion to their assets. This structure may enable the Feeder Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a Master Portfolio from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same Master Portfolio on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master Portfolio. Information about other feeders, if any, is available by calling (800) 441-7762.

Whenever a Master Portfolio holds a vote of its feeder funds, the Feeder Fund investing in that Master Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Feeder Fund over the operations of its Master Portfolio.

A Feeder Fund may withdraw from its Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Feeder Fund’s assets directly.

Management of the Funds

BlackRock

BlackRock is the manager to each of the Master Portfolios of the Master LLC and to Core Plus Fund and manages the investments and business operations of each Master Portfolio and Core Plus Fund subject to the oversight of the Board of Directors of the Master LLC or the Corporation, as applicable. While BlackRock is ultimately responsible for the management of the Master LLC and Core Plus Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Master LLC, on behalf of each Master Portfolio, and the Corporation, on behalf of Core Plus Fund, have each entered into a management agreement (each a “Management Agreement”) with BlackRock. Pursuant to the Management Agreements, BlackRock is entitled to annual management fees as follows:

Master Growth Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Growth Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $5 billion	0.50%

In excess of $5 billion	0.45%

Master Value Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Value Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $3 billion	0.50%

In excess of $3 billion	0.45%

Master Core Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Core Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.50%

In excess of $1 billion but not exceeding $5 billion	0.45%

In excess of $5 billion	0.40%

Core Plus Fund Total Annual Management Fee (Before Waivers)

BlackRock receives as compensation for its services to the Core Plus Fund a fee equal to 1.20% of the Fund’s average daily net assets.

BlackRock has voluntarily agreed to waive and/or reimburse fees and/or expenses of Core Plus Fund in order to limit net annual fund operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.80% (for Investor A Shares), 2.50% (for Investor C Shares) and 1.50% (for Institutional Shares) of average daily net assets. BlackRock may discontinue or reduce this waiver of fees at any time without notice.

For the fiscal year ended October 31, 2008, each Fund paid BlackRock management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:

Master Growth Portfolio	0.50%

Master Value Portfolio	0.48%

Master Core Portfolio	0.46%

Core Plus Fund	0.98%

BlackRock has sub-advisory agreements with respect to the Master Portfolios and with respect to Core Plus Fund with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreements. The Sub-Adviser is responsible for the day-to-day management of each Master Portfolio and of Core Plus Fund.

BlackRock also acts as the Administrator to each Feeder Fund. Each Feeder Fund pays BlackRock, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the respective Feeder Fund. BlackRock has agreed contractually to waive fees and/or reimburse direct expenses of Core Fund to the extent necessary to limit the ordinary annual operating expenses (excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, Core Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of Core Fund’s business) (a) with respect to Investor A Shares of Core Fund, to 1.11% of the average daily net assets of Core Fund attributable to Investor A Shares for the annual period and (b) with respect to Investor B Shares of Core Fund, to 1.91% of the average daily net assets of Core Fund attributable to Investor B Shares for the annual period.

A discussion of the basis of the Boards of Directors’ approval of the Management Agreements and sub-advisory agreements with respect to each Fund is included in the Funds’ annual shareholder report for the fiscal year ended October 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Growth Fund, Value Fund, Core Fund and Core Plus Fund

Growth Fund, Value Fund, Core Fund and Core Plus Fund are managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr., CFA	Responsible for the day-to-day	1999	Vice Chairman and Director of BlackRock, Inc.
	management of each Fund’s		since 2006; Global Chief Investment Officer for
	portfolio including setting the Fund’s		Equities, Chairman of the BlackRock Retail
	overall investment strategy and		Operating Committee and member of the
	overseeing the management of the		BlackRock Executive Committee since 2006;
	Funds		President of Merrill Lynch Investment Managers,
L.P. (“MLIM”) and its affiliate, Fund Asset
Management, L.P., from 2001 to 2006; President
and a member of the Board of the funds advised
by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson, CFA	Responsible for the day-to-day	2008	Managing Director of BlackRock, Inc. since
	management of each Fund’s		2009; Director of BlackRock from 2007 to
	portfolio including setting the Fund’s		2009; Member of MLIM’s Large Cap Series
	overall investment strategy and		Team from 2003 to 2006.
overseeing the management of the
Funds

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Board of the Master LLC or the Corporation, as applicable, the Master Portfolios and Core Plus Fund have retained an affiliate of BlackRock to serve as the securities lending agent for the Master Portfolios or Core Plus Fund, as applicable, to the extent that the Master Portfolios or Core Plus Fund, as applicable, participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios or Core Plus Fund, as applicable, including a fee based on the returns earned on the Master Portfolios’ or Core Plus Fund’s investment, as applicable, of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Master Portfolios or Core Plus Fund, as applicable, may lend their portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B, Investor C or Class R Shares, and Class R Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A, Institutional and Class R Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A, Institutional and Class R Shares have lower expenses.

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Corporation’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Corporation’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the applicable Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Growth Fund

	Institutional

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$12.40	$10.63	$9.36	$8.36	$7.97

Net investment income (loss)[1]	0.02	(0.02)	(0.02)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	(4.67)	1.83	1.29	1.02	0.43

Net increase (decrease) from investment operations	(4.65)	1.81	1.27	1.00	0.39

Distributions from net realized gain	(0.32)	(0.04)	—	—	—

Net asset value, end of year	$7.43	$12.40	$10.63	$9.36	$8.36

Total Investment Return[2]

Based on net asset value	(38.41)%	17.07%	13.57%	11.96%	4.89%

Ratios to Average Net Assets[3]

Total expenses	0.96%	0.95%	1.04%	1.08%	1.13%

Net investment income (loss)	0.21%	(0.16)%	(0.22)%	(0.20)%	(0.45)%

Supplemental Data

Net assets, end of year (000)	$118,873	$368,001	$215,697	$128,667	$79,869

Portfolio turnover of the Master Portfolio	144%	87%	117%	132%	165%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income (loss).

Financial Highlights (continued)

	Investor A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$12.15	$10.44	$9.22	$8.26	$7.89

Net investment loss[1]	(0.02)	(0.05)	(0.06)	(0.04)	(0.06)

Net realized and unrealized gain (loss)	(4.57)	1.80	1.28	1.00	0.43

Net increase (decrease) from investment operations	(4.59)	1.75	1.22	0.96	0.37

Distributions from net realized gain	(0.32)	(0.04)	—	—	—

Net asset value, end of year	$7.24	$12.15	$10.44	$9.22	$8.26

Total Investment Return[2]

Based on net asset value	(38.72)%	16.80%	13.23%	11.62%	4.69%

Ratios to Average Net Assets[3]

Total expenses	1.31%	1.27%	1.29%	1.33%	1.38%

Net investment loss	(0.21)%	(0.46)%	(0.48)%	(0.46)%	(0.69)%

Supplemental Data

Net assets, end of year (000)	$179,528	$327,501	$218,017	$112,887	$64,539

Portfolio turnover of the Master Portfolio	144%	87%	117%	132%	165%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

	Investor B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$11.43	$9.91	$8.82	$7.96	$7.66

Net investment loss[1]	(0.09)	(0.13)	(0.12)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	(4.27)	1.69	1.21	0.96	0.42

Net increase (decrease) from investment operations	(4.36)	1.56	1.09	0.86	0.30

Distributions from net realized gain	(0.32)	(0.04)	—	—	—

Net asset value, end of year	$6.75	$11.43	$9.91	$8.82	$7.96

Total Investment Return[2]

Based on net asset value	(39.15)%	15.78%	12.36%	10.80%	3.92%

Ratios to Average Net Assets[3]

Total expenses	2.05%	2.08%	2.07%	2.11%	2.16%

Net investment loss	(0.93)%	(1.26)%	(1.25)%	(1.15)%	(1.48)%

Supplemental Data

Net assets, end of year (000)	$39,608	$105,513	$107,113	$95,593	$93,382

Portfolio turnover of the Master Portfolio	144%	87%	117%	132%	165%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

	Investor C

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$11.42	$9.90	$8.81	$7.95	$7.65

Net investment loss[1]	(0.09)	(0.13)	(0.12)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	(4.26)	1.69	1.21	0.96	0.42

Net increase (decrease) from investment operations	(4.35)	1.56	1.09	0.86	0.30

Distributions from net realized gain	(0.32)	(0.04)	—	—	—

Net asset value, end of year	$6.75	$11.42	$9.90	$8.81	$7.95

Total Investment Return[2]

Based on net asset value	(39.10)%	15.79%	12.37%	10.82%	3.92%

Ratios to Average Net Assets[3]

Total expenses	2.05%	2.04%	2.06%	2.11%	2.16%

Net investment loss	(0.95)%	(1.24)%	(1.25)%	(1.19)%	(1.48)%

Supplemental Data

Net assets, end of year (000)	$143,081	$280,142	$185,337	$125,150	$94,969

Portfolio turnover of the Master Portfolio	144%	87%	117%	132%	165%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

	Class R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$11.79	$10.17	$9.00	$8.08	$7.74

Net investment loss[1]	(0.05)	(0.09)	(0.07)	(0.07)	(0.06)

Net realized and unrealized gain (loss)	(4.42)	1.75	1.24	0.99	0.40

Net increase (decrease) from investment operations	(4.47)	1.66	1.17	0.92	0.34

Distributions from net realized gain	(0.32)	(0.04)	—	—	—

Net asset value, end of year	$7.00	$11.79	$10.17	$9.00	$8.08

Total Investment Return

Based on net asset value	(38.88)%	16.36%	13.00%	11.39%	4.39%

Ratios to Average Net Assets[2]

Total expenses	1.64%	1.58%	1.54%	1.58%	1.61%

Net investment loss	(0.53)%	(0.79)%	(0.73)%	(0.75)%	(0.95)%

Supplemental Data

Net assets, end of year (000)	$55,073	$95,637	$53,356	$26,566	$11,304

Portfolio turnover of the Master Portfolio	144%	87%	117%	132%	165%

[1]	Based on average shares outstanding.

[2]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

Value Fund

	Institutional

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$20.95	$18.96	$17.12	$14.71	$12.89

Net investment income[1]	0.14	0.12	0.06	0.06	0.07

Net realized and unrealized gain (loss)	(7.42)	2.19	2.93	3.01	1.75

Net increase (decrease) from investment operations	(7.28)	2.31	2.99	3.07	1.82

Dividends and distributions from:
Net investment income	(0.05)	(0.02)	—	—	—
Net realized gain	(1.33)	(0.30)	(1.15)	(0.66)	—

Total dividends and distributions	(1.38)	(0.32)	(1.15)	(0.66)	—

Net asset value, end of period	$12.29	$20.95	$18.96	$17.12	$14.71

Total Investment Return[2]

Based on net asset value	(37.01)%	12.35%	18.06%	21.49%	14.12%

Ratios to Average Net Assets[3]

Total expenses	0.93%	0.88%	0.94%	0.98%	1.01%

Net investment income	0.81%	0.59%	0.32%	0.35%	0.49%

Supplemental Data

Net assets, end of period (000)	$867,750	$1,327,046	$990,081	$446,172	$194,625

Portfolio turnover of the Master Portfolio	108%	72%	71%	95%	128%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

Financial Highlights (continued)

	Investor A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$20.54	$18.64	$16.86	$14.53	$12.77

Net investment income[1]	0.09	0.06	0.01	0.02	0.03

Net realized and unrealized gain (loss)	(7.26)	2.16	2.89	2.97	1.73

Net increase (decrease) from investment operations	(7.17)	2.22	2.90	2.99	1.76

Dividends and distributions from:
Net investment income	(0.01)	(0.02)	—	—	—
Net realized gain	(1.33)	(0.30)	(1.12)	(0.66)	—

Total dividends and distributions	(1.34)	(0.32)	(1.12)	(0.66)	—

Net asset value, end of year	$12.03	$20.54	$18.64	$16.86	$14.53

Total Investment Return[2]

Based on net asset value	(37.17)%	12.04%	17.78%	21.20%	13.78%

Ratios to Average Net Assets[3]

Total expenses	1.22%	1.17%	1.19%	1.23%	1.26%

Net investment income	0.52%	0.28%	0.05%	0.10%	0.21%

Supplemental Data

Net assets, end of year (000)	$1,295,100	$2,499,604	$1,652,442	$371,216	$161,867

Portfolio turnover of the Master Portfolio	108%	72%	71%	95%	128%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

Financial Highlights (continued)

	Investor B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$19.41	$17.76	$16.12	$14.02	$12.41

Net investment loss[1]	(0.04)	(0.09)	(0.11)	(0.09)	(0.07)

Net realized and unrealized gain (loss)	(6.85)	2.04	2.74	2.85	1.68

Net increase (decrease) from investment operations	(6.89)	1.95	2.63	2.76	1.61

Dividends and distributions from:
Net investment income	—	—	—	—	—
Net realized gain	(1.18)	(0.30)	(0.99)	(0.66)	—

Total dividends and distributions	(1.18)	(0.30)	(0.99)	(0.66)	—

Net asset value, end of year	$11.34	$19.41	$17.76	$16.12	$14.02

Total Investment Return[2]

Based on net asset value	(37.62)%	11.11%	16.81%	20.29%	12.97%

Ratios to Average Net Assets[3]

Total expenses	1.99%	1.98%	1.96%	2.00%	2.02%

Net investment loss	(0.24)%	(0.47)%	(0.67)%	(0.60)%	(0.53)%

Supplemental Data

Net assets, end of year (000)	$108,660	$277,113	$309,795	$261,345	$222,055

Portfolio turnover of the Master Portfolio	108%	72%	71%	95%	128%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

	Investor C

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$19.37	$17.72	$16.11	$14.01	$12.41

Net investment loss[1]	(0.04)	(0.09)	(0.12)	(0.10)	(0.07)

Net realized and unrealized gain (loss)	(6.83)	2.04	2.76	2.86	1.67

Net increase (decrease) from investment operations	(6.87)	1.95	2.64	2.76	1.60

Dividends and distributions from:
Net investment income	—	—	—	—	—
Net realized gain	(1.21)	(0.30)	(1.03)	(0.66)	—

Total dividends and distributions	(1.21)	(0.30)	(1.03)	(0.66)	—

Net asset value, end of year	$11.29	$19.37	$17.72	$16.11	$14.01

Total Investment Return[2]

Based on net asset value	(37.66)%	11.14%	16.89%	20.31%	12.89%

Ratios to Average Net Assets[3]

Total expenses	2.00%	1.97%	1.96%	2.00%	2.03%

Net investment loss	(0.26)%	(0.50)%	(0.69)%	(0.65)%	(0.54)%

Supplemental Data

Net assets, end of year (000)	$456,180	$959,039	$754,266	$409,937	$219,806

Portfolio turnover of the Master Portfolio	108%	72%	71%	95%	128%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

Financial Highlights (continued)

	Class R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$19.92	$18.13	$16.46	$14.23	$12.54

Net investment income (loss)[1]	0.03	(0.01)	(0.03)	(0.03)	(0.00)[2]

Net realized and unrealized gain (loss)	(7.02)	2.11	2.80	2.92	1.69

Net increase (decrease) from investment operations	(6.99)	2.10	2.77	2.89	1.69

Dividends and distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gain	(1.30)	(0.30)	(1.10)	(0.66)	—

Total dividends and distributions	(1.30)	(0.31)	(1.10)	(0.66)	—

Net asset value, end of year	$11.63	$19.92	$18.13	$16.46	$14.23

Total Investment Return

Based on net asset value	(37.35)%	11.71%	17.41%	20.93%	13.48%

Ratios to Average Net Assets[3]

Total expenses	1.55%	1.50%	1.45%	1.48%	1.53%

Net investment income (loss)	0.19%	(0.06)%	(0.19)%	(0.19)%	(0.03)%

Supplemental Data

Net assets, end of year (000)	$141,571	$211,115	$119,085	$45,894	$11,362

Portfolio turnover of the Master Portfolio	108%	72%	71%	95%	128%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income (loss).

Financial Highlights (continued)

Core Fund

	Institutional

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$14.60	$14.20	$13.20	$11.28	$10.33

Net investment income[1]	0.07	0.04	0.03	0.04	0.02

Net realized and unrealized gain (loss)	(5.66)	1.83	2.10	1.97	0.93

Net increase (decrease) from investment operations	(5.59)	1.87	2.13	2.01	0.95

Distributions from net realized gain	(0.39)	(1.47)	(1.13)	(0.09)	—

Net asset value, end of year	$8.62	$14.60	$14.20	$13.20	$11.28

Total Investment Return[2]

Based on net asset value	(39.25)%	13.55%	16.91%	17.94%	9.20%

Ratios to Average Net Assets[3]

Total expenses after reimbursement	0.86%	0.87%	0.89%	0.91%	0.93%

Total expenses	0.86%	0.87%	0.89%	0.91%	0.93%

Net investment income	0.58%	0.24%	0.19%	0.31%	0.17%

Supplemental Data

Net assets, end of year (000)	$700,113	$1,532,235	$922,301	$601,378	$415,647

Portfolio turnover of the Fund	—	0%[4]	0%[4]	—	—

Portfolio turnover of the Master Portfolio	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[4]	BlackRock Large Cap Core Fund (the “Fund”).

Financial Highlights (continued)

	Investor A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$14.33	$13.97	$13.01	$11.15	$10.23

Net investment income (loss)[1]	0.04	0.00[2]	(0.01)	0.01	(0.01)

Net realized and unrealized gain (loss)	(5.54)	1.79	2.08	1.94	0.93

Net increase (decrease) from investment operations	(5.50)	1.79	2.07	1.95	0.92

Distributions from net realized gain	(0.39)	(1.43)	(1.11)	(0.09)	—

Net asset value, end of year	$8.44	$14.33	$13.97	$13.01	$11.15

Total Investment Return[3]

Based on net asset value	(39.38)%	13.23%	16.61%	17.61%	8.99%

Ratios to Average Net Assets[4]

Total expenses after reimbursement	1.11%	1.14%	1.14%	1.16%	1.18%

Total expenses	1.23%	1.16%	1.14%	1.16%	1.18%

Net investment income (loss)	0.32%	(0.03)%	(0.06)%	0.05%	(0.09)%

Supplemental Data

Net assets, end of year (000)	$1,023,005	$1,846,007	$1,028,585	$629,682	$392,896

Portfolio turnover of the Fund	—	0%[5]	0%[5]	—	—

Portfolio turnover of the Master Portfolio	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charge.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income (loss).

[5]	BlackRock Large Cap Core Fund (the “Fund”).

Financial Highlights (continued)

	Investor B

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$13.57	$13.30	$12.43	$10.74	$9.93

Net investment loss[1]	(0.05)	(0.10)	(0.11)	(0.08)	(0.09)

Net realized and unrealized gain (loss)	(5.23)	1.69	1.99	1.86	0.90

Net increase (decrease) from investment operations	(5.28)	1.59	1.88	1.78	0.81

Distributions from net realized gain	(0.37)	(1.32)	(1.01)	(0.09)	—

Net asset value, end of year	$7.92	$13.57	$13.30	$12.43	$10.74

Total Investment Return[2]

Based on net asset value	(39.90)%	12.30%	15.72%	16.69%	8.16%

Ratios to Average Net Assets[3]

Total expenses after reimbursement	1.88%	1.93%	1.91%	1.93%	1.95%

Total expenses	2.04%	1.94%	1.91%	1.93%	1.95%

Net investment loss	(0.45)%	(0.78)%	(0.83)%	(0.66)%	(0.86)%

Supplemental Data

Net assets, end of year (000)	$180,730	$494,478	$467,145	$446,242	$412,162

Portfolio turnover of the Fund	—	0%[4]	0%[4]	—	—

Portfolio turnover of the Master Portfolio	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[4]	BlackRock Large Cap Core Fund (the “Fund”).

Financial Highlights (continued)

	Investor C

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$13.51	$13.26	$12.43	$10.73	$9.93

Net investment loss[1]	(0.06)	(0.11)	(0.11)	(0.09)	(0.09)

Net realized and unrealized gain (loss)	(5.20)	1.71	1.97	1.88	0.89

Net increase (decrease) from investment operations	(5.26)	1.60	1.86	1.79	0.80

Distributions from net realized gain	(0.37)	(1.35)	(1.03)	(0.09)	—

Net asset value, end of year	$7.88	$13.51	$13.26	$12.43	$10.73

Total Investment Return[2]

Based on net asset value	(39.93)%	12.40%	15.64%	16.80%	8.06%

Ratios to Average Net Assets[3]

Total expenses after reimbursement	1.97%	1.93%	1.91%	1.94%	1.96%

Total expenses	1.97%	1.93%	1.91%	1.94%	1.96%

Net investment loss	(0.54)%	(0.79)%	(0.84)%	(0.73)%	(0.86)%

Supplemental Data

Net assets, end of year (000)	$714,368	$1,447,336	$1,176,244	$737,063	$430,689

Portfolio turnover of the Fund	—	0%[4]	0%[4]	—	—

Portfolio turnover of the Master Portfolio	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charge.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[4]	BlackRock Large Cap Core Fund (the “Fund”).

Financial Highlights (continued)

	Class R

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$13.85	$13.56	$12.68	$10.89	$10.02

Net investment loss[1]	(0.01)	(0.05)	(0.04)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	(5.35)	1.75	2.02	1.91	0.90

Net increase (decrease) from investment operations	(5.36)	1.70	1.98	1.88	0.87

Distributions from net realized gain	(0.38)	(1.41)	(1.10)	(0.09)	—

Net asset value, end of year	$8.11	$13.85	$13.56	$12.68	$10.89

Total Investment Return

Based on net asset value	(39.71)%	12.90%	16.29%	17.39%	8.68%

Ratios to Average Net Assets[2]

Total expenses after reimbursement	1.54%	1.45%	1.39%	1.42%	1.43%

Total expenses	1.54%	1.45%	1.39%	1.42%	1.43%

Net investment loss	(0.12)%	(0.33)%	(0.32)%	(0.28)%	(0.32)%

Supplemental Data

Net assets, end of year (000)	$97,139	$160,861	$108,762	$46,379	$15,160

Portfolio turnover of the Fund	—	0%[3]	0%[3]	—	—

Portfolio turnover of the Master Portfolio	109%	96%	88%	94%	135%

[1]	Based on average shares outstanding.

[2]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[3]	BlackRock Large Cap Core Fund (the “Fund”).

Financial Highlights (concluded)

Core Plus Fund

	Period December 19, 2007[1]
	to October 31, 2008

	Institutional	Investor A	Investor C

Per Share Operating Performance

Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment loss[2]	(0.16)	(0.17)	(0.23)

Net realized and unrealized loss	(2.86)	(2.87)	(2.86)

Net decrease from investment operations	(3.02)	(3.04)	(3.09)

Net asset value, end of period	$6.98	$6.96	$6.91

Total Investment Return[3]

Based on net asset value	(30.20)%[4]	(30.40)%[4]	(30.90)%[4]

Ratios to Average Net Assets[5]

Total expenses after reimbursement and excluding dividend expense	3.23%	3.51%	4.23%

Total expenses after reimbursement	3.85%	4.14%	4.43%

Total expenses	4.14%	4.18%	4.46%

Net investment loss	(2.04)%	(2.30)%	(3.03)%

Supplemental Data

Net assets, end of period (000)	$14,672	$1,815	$3,804

Portfolio turnover	109%	109%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Capitalization — market value of a company, calculated by multiplying the number of shares outstanding by the current price per share.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.

Equity Securities — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies — growth companies are those whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Long Position — a security the Fund holds in its portfolio.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Index — an index that measures the performance of the 1000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book and lower forecasted growth value.

Russell 3000® Index — an index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Short Position — a security the Fund does not hold but has sold short by delivery of a borrowed security.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Value Companies — value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Administration Fee — a fee paid to the Administrator for providing administrative services to a Feeder Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Dividend Expense — if a Fund sells a security short, the Fund will generally have to borrow the shares for delivery to the broker that sold the shares. If a cash dividend is paid on securities that are sold short, the Fund will be required to reimburse the lender of the shares for the amount of that dividend.

Interest Expense — the cost of borrowing money to buy additional securities.

Management Fee — a fee paid to BlackRock for managing a Master Portfolio.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor and Institutional Shares taken together that you own in BlackRock Funds. Certain restrictions apply.

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Large Cap Series Funds, Inc.
   BlackRock Large Cap Growth Fund
   BlackRock Large Cap Value Fund
   BlackRock Large Cap Core Fund
   BlackRock Large Cap Core Plus Fund
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02490-8019

Overnight Mail:
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February 27, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Large Cap Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Large Cap Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BlackRock Large Cap Series Funds, Inc.
INVESTMENT COMPANY ACT FILE NO. 811-09637
© BLACKROCK ADVISORS, LLC

PRO-19076-0209

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Large Cap Series Funds, Inc. BlackRock Large Cap Growth Fund BlackRock Large Cap Value Fund BlackRock Large Cap Core Fund

PROSPECTUS | FEBRUARY 27, 2009

Service Shares

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Funds Overview	Key facts and details about the Funds listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information
	Key Facts About the Funds	4
	Growth Fund	4
	Value Fund	8
	Core Fund	11

Details About the Funds	How Each Fund Invests	14
	Investment Risks	16

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	19
	How to Buy, Sell and Transfer Shares	20
	Funds’ Rights	23
	Short-Term Trading Policy	24
	Redemption Fee	25
	Distribution and Service Payments	25
	Master/Feeder Structure	26

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	27
	Portfolio Manager Information	28
	Conflicts of Interest	29
	Valuation of Fund Investments	29
	Dividends, Distributions and Taxes	30

Financial Highlights	Financial Performance of the Funds	32

General Information	Shareholder Documents	35
	Certain Fund Policies	35
	Statement of Additional Information	36

Glossary	Glossary of Investment Terms	37

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about three series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), BlackRock Large Cap Growth Fund (“Growth Fund”), BlackRock Large Cap Value Fund (“Value Fund”) and BlackRock Large Cap Core Fund (“Core Fund”). The series are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each of Growth Fund, Value Fund and Core Fund is a “Feeder Fund” (each a “Feeder Fund”) that invests all of its assets in a corresponding “master” portfolio (each a “Master Portfolio”) of Master Large Cap Series LLC (the “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. Growth Fund invests all of its assets in Master Large Cap Growth Portfolio (the “Master Growth Portfolio”). Value Fund invests all of its assets in Master Large Cap Value Portfolio (the “Master Value Portfolio”). Core Fund invests all of its assets in Master Large Cap Core Portfolio (the “Master Core Portfolio”). For simplicity, this prospectus uses the term “Feeder Fund” to include the applicable Master Portfolio in which a Feeder Fund invests.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”) and each Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the Fund’s section to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to each of the Funds. Terms in bold face type in the text are defined in the Glossary section.

Growth Fund

What is the Fund’s investment objective?

The investment objective of Growth Fund is long-term capital growth. In other words, Growth Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Growth Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Growth Fund’s benchmark, the Russell 1000® Growth Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Growth Fund’s risks, see “Investment Risks” below.

4

Who should invest?

Growth Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a growth investment style

5

Risk/Return Information

The chart and table shown below give you a picture of Growth Fund’s long-term performance for Service Shares. The Service Shares commenced operations on October 2, 2006. Prior to the inception of the Service Share class, the Fund’s performance is based on the Institutional Shares, which are offered by a separate prospectus, for each calendar year since the Fund’s inception. The returns for Service Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Service Shares. The information shows you how the Service Share performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Service Share performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

Service Shares
ANNUAL TOTAL RETURNS
Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.33% (quarter ended March 31, 2000) and the lowest return for a quarter was –23.42% (quarter ended December 31, 2000).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Growth Fund — Service Shares[2]
Return Before Taxes[3]	–36.87%	–2.22%	–3.46%
Return After Taxes on Distributions[3]	–36.87%	–2.31%	–3.51%
Return After Taxes on Distributions and Sale of Fund Shares[3]	–23.96%	–1.83%	–2.85%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–7.47%

[1]	Fund inception date is December 22, 1999.

[2]	The returns for Service Shares prior to October 2, 2006, the commencement of operations of Service Shares, are based on the performance of the Institutional Shares adjusted to reflect the service (12b-1) fees applicable to Service Shares.

[3]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of Growth Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[1]	Service Shares

Management Fee[2]	0.50%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses[3,4]	0.39%

Total Annual Fund Operating Expenses	1.14%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Growth Fund and Growth Fund’s share of the Master Growth Portfolio’s allocated expenses.

[2]	Paid by the Master Growth Portfolio.

[3]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Growth Fund’s average daily net assets.

[4]	Includes the Master Growth Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

Example:

This example is intended to help you compare the cost of investing in Growth Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$116	$362	$628	$1,386

7

Value Fund

What is the Fund’s investment objective?

The investment objective of Value Fund is long-term capital growth. In other words, Value Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Value Fund will invest primarily in equity securities that BlackRock believes are undervalued. Value Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Value Fund’s benchmark, the Russell 1000® Value Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Value Fund’s risks, see “Investment Risks” below.

Who should invest?

Value Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a value investment style

8

Risk/Return Information

The chart and table shown below give you a picture of Value Fund’s long-term performance for Service Shares. The Service Shares commenced operations on October 2, 2006. Prior to the inception of the Service Share class, the Fund’s performance is based on the Institutional Shares, which are offered by a separate prospectus, for each calendar year since the Fund’s inception. The returns for Service Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Service Shares. The information shows you how the Service Share performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Service Share performance to that of the Russell 1000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

Service Shares
ANNUAL TOTAL RETURNS
Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended June 30, 2003) and the lowest return for a quarter was –18.56% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Value Fund — Service Shares[2]
Returns Before Taxes[3]	–35.62%	1.44%	4.16%
Return After Taxes on Distributions[3]	–35.89%	0.65%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares[3]	–23.16%	1.21%	3.60%

Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	–36.85%	–0.79%	0.95%

[1]	Fund inception date is December 22, 1999.

[2]	The returns for Service Shares prior to October 2, 2006, the commencement of operations of Service Shares, are based on the performance of the Institutional Shares adjusted to reflect the service (12b-1) fees applicable to Service Shares.

[3]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

9

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of Value Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[1]	Service Shares

Management Fee[2]	0.48%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses[3,4,5]	0.40%

Total Annual Fund Operating Expenses[6]	1.13%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Value Fund and Value Fund’s share of the Master Value Portfolio's allocated expenses.

[2]	Paid by the Master Value Portfolio.

[3]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Value Fund's average daily net assets.

[4]	Includes the Master Value Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

[5]	Other Expenses have been restated to reflect current fees.

[6]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.

Example:

This example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses, redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$115	$359	$622	$1,375

10

Core Fund

What is the Fund’s investment objective?

The investment objective of Core Fund is long-term capital growth. In other words, Core Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Core Fund will use an investment approach that blends growth and value. Core Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Core Fund’s benchmark, the Russell 1000® Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Core Fund’s risks, see “Investment Risks” below.

Who should invest?

Core Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a core investment style

11

Risk/Return Information

The chart and table shown below give you a picture of Core Fund’s long-term performance for Service Shares. The Service Shares commenced operations on September 24, 2007. Prior to the inception of the Service share class, the Fund’s performance is based on the Institutional Shares, which are offered by a separate prospectus, for each calendar year since the Fund’s inception. The returns for Service Shares, however, are adjusted to reflect the service (12b-1) fees applicable to Service Shares. The information shows you how the Service Share performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Service Share performance to that of the Russell 1000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

     Service Shares
ANNUAL TOTAL RETURNS
Core Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended March 31, 2000) and the lowest return for a quarter was –18.60% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Core Fund — Service Shares[2]
Return Before Taxes[3]	–37.40%	–0.68%	0.32%
Return After Taxes on Distribution[3]	–37.40%	–1.44%	–0.11%
Return After Taxes on Distribution and Sale of Fund Shares[3]	–24.31%	–0.44%	0.35%

Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	–37.60%	–2.04%	–3.03%

[1]	Fund inception date is December 22, 1999.

[2]	The returns for Service Shares prior to September 24, 2007, the commencement of operations of Service Shares, are based on the performance of the Institutional Shares adjusted to reflect the service (12b-1) fees applicable to Service Shares.

[3]	Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

12

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of Core Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)[1]	Service Shares

Management Fee[2]	0.46%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses[3]	0.35%

Total Annual Fund Operating Expenses	1.06%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Core Fund and Core Fund’s share of the Master Core Portfolio’s allocated expenses.

[2]	Paid by the Master Core Portfolio.

[3]	Includes administration fees which are payable to BlackRock, as administrator (the “Administrator”), at the annual rate of 0.25% of Core Fund’s average daily net assets.

Example:

This example is intended to help you compare the cost of investing in Core Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$108	$337	$585	$1,294

13

Details About the Funds

How Each Fund Invests

Investment Process (All Funds)
Each Fund will seek to outperform its benchmark:

  Growth Fund — will seek to outperform the Russell 1000® Growth Index by investing in equity securities that BlackRock believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

  Value Fund — will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

  Core Fund — has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

Although Growth Fund emphasizes growth-oriented investments, Value Fund emphasizes value-oriented investments, and Core Fund uses a blend of growth and value, there are equity investment strategies common to all three Funds. In selecting securities for a Fund’s portfolio from that Fund’s benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if BlackRock believes that a company is overvalued, it will not be considered as an investment for any Fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because a Fund generally will not hold all the stocks in its applicable index, and because a Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Funds are not “index” funds. In seeking to outperform the relevant benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

  Relative price to earnings and price to book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of a Fund’s portfolio

  Allocation among the economic sectors of a Fund’s portfolio as compared to the applicable index

  Weighted individual stocks within the applicable index

Growth Fund

Investment Goal

The investment objective of Growth Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Under normal circumstances, Growth Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Growth Fund’s benchmark, Russell 1000® Growth Index. This policy is a non-fundamental policy of Growth Fund and may not be changed without 60 days’ prior notice to Growth Fund’s shareholders.

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ABOUT THE PORTFOLIO MANAGEMENT TEAM OF GROWTH FUND

Growth Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Value Fund

Investment Goal

The investment objective of Value Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes are undervalued. Under normal circumstances, Value Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Value Fund’s benchmark, Russell 1000® Value Index. This policy is a non-fundamental policy of Value Fund and may not be changed without 60 days’ prior notice to Value Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF VALUE FUND

Value Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Core Fund

Investment Goal

The investment objective of Core Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. Under normal circumstances, Core Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Core Fund’s benchmark, Russell 1000® Index. This policy is a non-fundamental policy of Core Fund and may not be changed without 60 days’ prior notice to Core Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CORE FUND

Core Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

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Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies, including the following:

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Derivatives — Each Fund may use derivative instruments to hedge its investments. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, each Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect a Fund’s ability to meet its investment objective.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Illiquid/Restricted Securities — Each Fund may invest its net assets in illiquid securities which have no readily available market. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Depositary Receipts — Each Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

  Foreign Securities — Each Fund may invest in companies located in countries other than the United States.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies.

  U.S. Government Obligations — Each Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which a Fund may invest.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

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Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Growth Investing Style Risk (Growth Fund and Core Fund) — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk (Value Fund and Core Fund) — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives Risk — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, Fund management will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Securities Risk — Because each Fund may invest in companies located in countries other than the United States, each Fund may be exposed to risks associated with foreign investments.

  The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

  Foreign holdings may be adversely affected by foreign government action

  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

  The economies of certain countries may compare unfavorably with the U.S. economy

  Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of each of the Funds.

Service Share Class at a Glance

Service Shares

Availability

Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000. However, institutions may set a higher minimum for their customers.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No Distribution Fee, 0.25% Annual Service Fee.

Redemption Fees?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability

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How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

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How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of	Refer to the minimum initial investment in the share class table of this
	your investment	prospectus.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange (the
	purchase order	“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Other financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your	Purchase additional shares	There is no minimum amount for additional investments.
Investment

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: Call (800) 537-4942 and speak with one of
	accounts held directly with	our representatives. The Fund has the right to reject any telephone
	BlackRock)	request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders placed by wire prior to the close of business on the Exchange will be placed at the net asset value determined that day. Limits on amounts that may be purchased via internet may vary. For additional information call BlackRock at
(800) 537-4942.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
(800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).

How to Pay for	Making payment for	Payment for Service Shares must be normally made in Federal funds
Shares	purchases	or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

21

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial professional
Redemption of	intermediary submit your	or financial intermediary in accordance with the procedures applicable
Shares	sales order	to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial
intermediaries may place redemption orders by telephoning (800) 537-
4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time).
Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming
with BlackRock
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Funds, their administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc.,
P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for
redeemed shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally made in
Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received after 4:00 p.m.
(Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The
Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

22

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Shares can be redeemed by Federal wire transfer to a single previously
Redemption of	with BlackRock (continued)	designated bank account. No charge for wiring redemption payments
Shares (continued)		with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information for You to Know

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Securities	securities dealer or other	dealer that has entered into an agreement with the Distributor. Certain
Dealer or Other	financial intermediary	shareholder services may not be available for the transferred shares. All
Financial		future trading of these assets must be coordinated by the receiving firm.
Intermediary
If your account is held directly with BlackRock, you may call
(800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-participating	You must either:
securities dealer or other
	financial intermediary	• Transfer your shares to an account with the Fund; or
• Sell your shares, paying any applicable deferred sales charge.

Funds’ Rights

Each Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

23

Short-Term Trading Policy

The Board of Directors (the “Board”) of the Corporation has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchases.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Corporation has adopted a plan with respect to each share class (the “Plan”) that allows each Fund to pay distribution or service fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, the Corporation pays shareholder servicing fees (also referred to as shareholder liaison services fees) to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch & Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of each Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

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Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees that the Fund pays to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master/Feeder Structure

Each Feeder Fund is a series of the Corporation and is a “feeder” fund that invests all of its assets in a corresponding Master Portfolio of the Master LLC. Investors in a Feeder Fund will acquire an indirect interest in the corresponding Master Portfolio.

Each Master Portfolio accepts investments from other feeder funds, and all the feeder funds of a given Master Portfolio bear the Master Portfolio’s expenses in proportion to their assets. This structure may enable the Feeder Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a Master Portfolio from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same Master Portfolio on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master Portfolio. Information about other feeders, if any, is available by calling (800) 537-4942.

Whenever a Master Portfolio holds a vote of its feeder funds, the Feeder Fund investing in that Master Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Feeder Fund over the operations of its Master Portfolio.

A Feeder Fund may withdraw from its Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Feeder Fund’s assets directly.

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Management of the Funds

BlackRock

BlackRock is the manager to each of the Master Portfolios of the Master LLC and manages the investments and business operations of each Master Portfolio subject to the oversight of the Board of Directors of the Master LLC. While BlackRock is ultimately responsible for the management of the Master LLC, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Master LLC, on behalf of each Master Portfolio, has entered into a management agreement (the “Management Agreement”) with BlackRock. Pursuant to the Management Agreement, BlackRock is entitled to annual management fees as follows:

Master Growth Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Growth Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $5 billion	0.50%

In excess of $5 billion	0.45%

Master Value Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Value Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $3 billion	0.50%

In excess of $3 billion	0.45%

Master Core Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Core Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not exceeding $1 billion	0.50%

In excess of $1 billion but not exceeding $5 billion	0.45%

In excess of $5 billion	0.40%

BlackRock has sub-advisory agreements with respect to the Master Portfolios with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of each Master Portfolio.

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For the fiscal year ended October 31, 2008, each Master Portfolio paid BlackRock management fees, net of any applicable waivers, as a percentage of the Master Portfolio’s average daily net assets as follows:

Master Growth Portfolio	0.50%

Master Value Portfolio	0.48%

Master Core Portfolio	0.46%

BlackRock also acts as the Administrator to each Feeder Fund. Each Feeder Fund pays BlackRock as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the respective Feeder Fund.

A discussion of the basis of the Board’s approval of the Management Agreement and sub-advisory agreement with respect to each Fund is included in the Funds’ annual shareholder report for the fiscal year ended October 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Growth Fund, Value Fund and Core Fund

Growth Fund, Value Fund and Core Fund are managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr., CFA	Responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Funds	1999	Vice Chairman and Director of BlackRock, Inc. since 2006; Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006; President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”), from 2001 to 2006; President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Daniel Hanson, CFA	Responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Funds	2008	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock from 2007 to 2009; Member of MLIM’s Large Cap Series Team from 2003 to 2006.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Board of the Master LLC, the Master Portfolios have retained an affiliate of BlackRock to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

29

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Corporation’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Corporation’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the applicable Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

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If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

BlackRock Large Cap Growth Fund

	Service

	Year Ended October 31,		Period October 2, 2006[1] to October 31, 2006

	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$12.37	$10.62	$10.18

Net investment loss[2]	(0.01)	(0.05)	(0.01)

Net realized and unrealized gain (loss)	(4.65)	1.84	0.45

Net increase (decrease) from investment operations	(4.66)	1.79	0.44

Distributions from net realized gain	(0.32)	(0.04)	—

Net asset value, end of period	$7.39	$12.37	$10.62

Total Investment Return

Based on net asset value	(38.59)%	16.89%	4.32%[3]

Ratios to Average Net Assets[4]

Total expenses	1.14%	1.20%	1.36%[5]

Net investment loss	(0.07)%	(0.42)%	(1.14)%[5]

Supplemental Data

Net assets, end of period (000)	$10,218	$11,134	$5,014

Portfolio turnover of the Master Portfolio	144%	87%	117%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment loss.

[5]	Annualized.

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Financial Highlights (continued)

BlackRock Large Cap Value Fund

	Service

	Year Ended October 31,		Period October 2, 2006[1] to October 31, 2006

	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$20.89	$18.95	$18.62

Net investment income (loss)[2]	0.10	0.06	(0.01)

Net realized and unrealized gain (loss)	(7.38)	2.19	0.65

Net increase (decrease) from investment operations	(7.28)	2.25	0.64

Dividends and distributions from:
Net investment income	(0.02)	(0.01)	—
Net realized gain	(1.33)	(0.30)	(0.31)

Total dividends and distributions	(1.35)	(0.31)	(0.31)

Net asset value, end of period	$12.26	$20.89	$18.95

Total Investment Return

Based on net asset value	(37.10)%	12.01%	3.49%[3]

Ratios to Average Net Assets[4]

Total expenses	1.12%	1.18%	1.35%[5]

Net investment income (loss)	0.62%	0.29%	(1.14)%[5]

Supplemental Data

Net assets, end of period (000)	$24,717	$33,790	$24,828

Portfolio turnover of the Master Portfolio	108%	72%	71%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income (loss).

[5]	Annualized.

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Financial Highlights (continued)

BlackRock Large Cap Core Fund

	Service

	Year Ended October 31, 2008	Period September 24, 2007[1] to October 31, 2007

Per Share Operating Performance

Net asset value, beginning of period	$14.33	$14.02

Net investment income (loss)[2]	0.04	(0.01)

Net realized and unrealized gain (loss)	(5.55)	0.32

Net increase (decrease) from investment operations	(5.51)	0.31

Distributions from net realized gain	(0.38)	—

Net asset value, end of period	$8.44	$14.33

Total Investment Return

Based on net asset value	(39.39)%	2.21%[4]

Ratios to Average Net Assets[3]

Total expenses after reimbursement	1.06%	1.14%[5]

Total expenses	1.06%	1.14%[5]

Net investment income (loss)	0.37%	(0.52)%[5]

Supplemental Data

Net assets, end of period (000)	$372	$640

Portfolio turnover of the Master Portfolio	109%	96%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income (loss).

[4]	Aggregate total investment return.

[5]	Annualized.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery
  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

35

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

36

Glossary

Glossary of Investment Terms

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.

Equity Securities — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies — growth companies are those whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Index — an index that measures the performance of the 1000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book and lower forecasted growth value.

Russell 3000® Index — an index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Value Companies — value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

37

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Administration Fee — a fee paid to the Administrator for providing administrative services to a Feeder Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing a Master Portfolio.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

38

For More Information

Funds and Service Providers

THE FUNDS
BlackRock Large Cap Series Funds, Inc.
    BlackRock Large Cap Growth Fund
    BlackRock Large Cap Value Fund
    BlackRock Large Cap Core Fund
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02490-8019

Overnight Mail:
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 537-4942

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February 27, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Large Cap Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Large Cap Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BlackRock Large Cap Series Funds, Inc.
INVESTMENT COMPANY ACT FILE NO. 811-09637
© BlackRock Advisors, LLC

PRO-19076-SVC-0209

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Large Cap Series Funds, Inc. BlackRock Large Cap Growth Retirement Portfolio BlackRock Large Cap Value Retirement Portfolio BlackRock Large Cap Core Retirement Portfolio

PROSPECTUS | FEBRUARY 27, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Funds Overview	Key facts and details about the Funds listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information
	Key Facts About the Funds	4
	Retirement Growth Fund	4
	Retirement Value Fund	8
	Retirement Core Fund	11

Details About the Funds	How Each Fund Invests	14
	Investment Risks	16

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Buy, Sell and Transfer Shares	19
	Funds’ Rights	23
	Short-Term Trading Policy	23
	Redemption Fee	24
	Master/Feeder Structure	24

Management of the Funds	Information about BlackRock and the Portfolio Managers
	BlackRock	26
	Portfolio Manager Information	27
	Conflicts of Interest	28
	Valuation of Fund Investments	28
	Dividends, Distributions and Taxes	29

Financial Highlights	Financial Performance of the Funds	30

General Information	Shareholder Documents	33
	Certain Fund Policies	33
	Statement of Additional Information	34

Glossary	Glossary of Investment Terms	35

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Funds Overview

Key Facts About the Funds

This prospectus provides information about three series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), BlackRock Large Cap Growth Retirement Portfolio (“Retirement Growth Fund”), BlackRock Large Cap Value Retirement Portfolio (“Retirement Value Fund”) and BlackRock Large Cap Core Retirement Portfolio (“Retirement Core Fund”). The series are collectively referred to in this prospectus as the “Funds.” Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each of Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund is a “feeder fund” (each a “Feeder Fund”) that invests all of its assets in a corresponding “master” portfolio (each a “Master Portfolio”) of Master Large Cap Series LLC (the “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. Retirement Growth Fund invests all of its assets in Master Large Cap Growth Portfolio (the “Master Growth Portfolio”). Retirement Value Fund invests all of its assets in Master Large Cap Value Portfolio (the “Master Value Portfolio”). Retirement Core Fund invests all of its assets in Master Large Cap Core Portfolio (the “Master Core Portfolio”). For simplicity, this prospectus uses the term “Feeder Fund” to include the applicable Master Portfolio in which a Feeder Fund invests.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”) and each Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to a Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the Fund’s section to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to each of the Funds. Terms in bold face type in the text are defined in the Glossary section.

Retirement Growth Fund

What is the Fund’s investment objective?

The investment objective of Retirement Growth Fund is long-term capital growth. In other words, Retirement Growth Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Retirement Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Retirement Growth Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Retirement Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Growth Fund’s benchmark, the Russell 1000® Growth Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Retirement Growth Fund’s risks, see “Investment Risks” below.

4

Who should invest?

Retirement Growth Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a growth investment style

5

Risk/Return Information

Because Retirement Growth Fund commenced operations on January 3, 2008, it did not have a full calendar year of operation. The Fund is a feeder fund of the Master LLC and invests all of its assets in the Master Growth Portfolio, which has an operating history.

The chart and table shown below give you a picture of the long-term performance of the Retirement Growth Fund. The returns for Class K Shares prior to their inception of January 3, 2008 are based on the performance of the Master Growth Portfolio. The returns for the Master Growth Portfolio are based upon the Institutional Shares of BlackRock Large Cap Growth Fund, another feeder fund which is a series of the Corporation and which commenced operations on December 22, 1999. The returns for Retirement Growth Fund, however, are adjusted to reflect the annual fund operating expenses of the Class K Shares of Retirement Growth Fund. The information shows you how Retirement Growth Fund’s performance has varied year by year and provides some indication of the risks of investing in Retirement Growth Fund. The table compares Retirement Growth Fund’s performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for Retirement Growth Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class K Shares
ANNUAL TOTAL RETURNS
Retirement Growth Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 22.48% (quarter ended March 31, 2000) and the lowest return for a quarter was –23.32% (quarter ended December 31, 2000).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Growth Retirement Portfolio — Class K Shares[2]	–36.50%	–1.70%	–2.96%

Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	–38.44%	–3.42%	–7.47%

[1]	BlackRock Large Cap Growth Fund inception date is December 22, 1999.

[2]	The returns for Class K Shares prior to January 3, 2008, the commencement of operations of Class K Shares, are based on the performance of the Master Growth Portfolio adjusted to reflect the annual fund operating expenses of the Class K Shares.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy Class K Shares of Retirement Growth Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)
Class K Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)[1]	Class K Shares

Management Fee[2]	0.50%

Distribution and/or Service (12b-1) Fees
None

Other Expenses[3]	0.25%

Total Annual Fund Operating Expenses[4]	0.75%

Less Contractual Fee Waiver[5]	(0.10)%

Net Annual Fund Operating Expenses[4]	0.65%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Retirement Growth Fund and Retirement Growth Fund’s share of the Master Growth Portfolio’s allocated expenses.

[2]	Paid by the Master Growth Portfolio.

[3]	Includes the Master Growth Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

[4]	The Total and Net Annual Fund Operating Expenses have been restated to exclude certain non-recurring organizational and offering expenses incurred during the Retirement Growth Fund’s fiscal period ended October 31, 2008. If these expenses were included, the Total and Net Annual Fund Operating Expenses would be 0.81% and 0.65%, respectively.

[5]	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses with respect to Retirement Growth Fund in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.65% of average daily net assets until March 1, 2010. See the “Management of the Funds — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in Retirement Growth Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class K Shares	$66	$230[1]	$407[1]	$921[1]

[1]	These expenses do not reflect the continuation of the fee and/or waiver expense agreement beyond the first year. As stated in footnote (5) to the Annual Fund Operating Expenses table above, this arrangement continues through March 1, 2010.

7

Retirement Value Fund

What is the Fund’s investment objective?

The investment objective of Retirement Value Fund is long-term capital growth. In other words, Retirement Value Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Retirement Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Retirement Value Fund will invest primarily in equity securities that BlackRock believes are undervalued. Retirement Value Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Value Fund’s benchmark, the Russell 1000® Value Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.
  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Retirement Value Fund’s risks, see “Investment Risks” below.

Who should invest?

Retirement Value Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a value investment style

8

Risk/Return Information

Because Retirement Value Fund commenced operations on January 3, 2008, it did not have a full calendar year of operation. The Fund is a feeder fund of the Master LLC and invests all of its assets in the Master Value Portfolio, which has an operating history.

The chart and table shown below give you a picture of the long-term performance of the Retirement Value Fund Class K Shares. The returns for Class K Shares prior to their inception of January 3, 2008 are based on the performance of the Master Value Portfolio. The returns for the Master Value Portfolio are based upon the Institutional Shares of BlackRock Large Cap Value Fund, another feeder fund which is a series of the Corporation and which commenced operations on December 22, 1999. The returns for the Master Value Portfolio, however, are adjusted to reflect the annual fund operating expenses of the Class K Shares of Retirement Value Fund. The information shows you how Retirement Value Fund’s performance has varied year by year and provides some indication of the risks of investing in Retirement Value Fund. The table compares Retirement Value Fund’s performance to that of the Russell 1000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for Retirement Value Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class K Shares
ANNUAL TOTAL RETURNS
Retirement Value Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.33% (quarter ended June 30, 2003) and the lowest return for a quarter was –18.43% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Value Retirement Portfolio — Class K Shares[2]	–35.29%	1.96%	4.68%

Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	–36.85%	–0.79%	0.95%

[1]	BlackRock Large Cap Value Fund inception date is December 22, 1999.

[2]	The returns for Class K Shares prior to January 3, 2008, the commencement of operations of Class K Shares, are based on the performance of the Master Value Portfolio adjusted to reflect the annual fund operating expenses of the Class K Shares.

9

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class K Shares of Retirement Value Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class K Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)[1]	Class K Shares

Management Fee[2]	0.48%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[3]	0.23%

Total Annual Fund Operating Expenses[4]	0.71%

Less Contractual Fee Waiver[5]	(0.06)%

Net Annual Fund Operating Expenses[4]	0.65%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Retirement Value Fund and Retirement Value Fund’s share of the Master Value Portfolio’s allocated expenses.

[2]	Paid by the Master Value Portfolio.

[3]	Includes the Master Value Portfolio’s Acquired Fund Fees and Expenses, which are less than 0.01%.

[4]	The Total and Net Annual Fund Operating Expenses have been restated to exclude certain non-recurring organizational and offering expenses incurred during the Retirement Value Fund’s fiscal period ended October 31, 2008. If these expenses were included, the Total and Net Annual Fund Operating Expenses would be 0.78% and 0.63%, respectively.

[5]	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses with respect to Retirement Value Fund in order to limit net expenses (excluding Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.65% of average daily net assets until March 1, 2010.

Example:

This example is intended to help you compare the cost of investing in Retirement Value Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class K Shares	$66	$221[1]	$389[1]	$877[1]

[1]	These expenses do not reflect the continuation of the fee and/or waiver expense agreement beyond the first year. As stated in footnote (5) to the Annual Fund Operating Expenses table above, this arrangement continues through March 1, 2010.

10

Retirement Core Fund

What is the Fund’s investment objective?

The investment objective of Retirement Core Fund is long-term capital growth. In other words, Retirement Core Fund tries to choose investments that will increase in value.

What are the Fund’s main investment strategies?

Retirement Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Retirement Core Fund will use an investment approach that blends growth and value. Retirement Core Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Core Fund’s benchmark, the Russell 1000® Index.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Growth Investing Style Risk — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

For additional information about Retirement Core Fund’s risks, see “Investment Risks” below.

Who should invest?

Retirement Core Fund may be an appropriate investment for you if you:

  Are investing with long term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long term capital growth

  Are not looking for a significant amount of current income

  Are looking for a fund that offers a core investment style

11

Risk/Return Information

Because Retirement Core Fund commenced operations on January 3, 2008, it did not have a full calendar year of operation. The Fund is a feeder fund of the Master LLC and invests all of its assets in the Master Core Portfolio, which has an operating history.

The chart and table shown below give you a picture of the long-term performance of the Retirement Core Fund Class K Shares. The returns for Class K Shares prior to their inception of January 3, 2008 are based on the performance of the Master Core Portfolio. The returns for the Master Core Portfolio are based upon the Institutional Shares of BlackRock Large Cap Core Fund, another feeder fund which is a series of the Corporation and which commenced operations on December 22, 1999. The returns for the Master Core Portfolio, however, are adjusted to reflect the annual fund operating expenses of the Class K Shares of Retirement Core Fund. The information shows you how Retirement Core Fund’s performance has varied year by year and provides some indication of the risks of investing in Retirement Core Fund. The table compares Retirement Core Fund’s performance to that of the Russell 1000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for Retirement Core Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Class K Shares
ANNUAL TOTAL RETURNS
Retirement Core Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 15.70% (quarter ended March 31, 2000) and the lowest return for a quarter was –18.58% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	Since Inception[1]

BlackRock Large Cap Core Retirement Portfolio — Class K Shares[2]	–37.20%	–0.22%	0.80%

Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	–37.60%	–2.04%	–3.03%

[1]	BlackRock Large Cap Core Fund inception date is December 22, 1999.

[2]	The returns for Class K Shares prior to January 3, 2008, the commencement of operations of Class K Shares, are based on the performance of the Master Core Portfolio adjusted to reflect the annual fund operating expenses of the Class K Shares.

12

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Class K Shares of Retirement Core Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class K Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)[1]	Class K Shares

Management Fee[2]	0.46%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.20%

Total Annual Fund Operating Expenses[3]	0.66%

Less Contractual Fee Waiver[4]	(0.01)%

Net Annual Fund Operating Expenses[3]	0.65%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Retirement Core Fund and Retirement Core Fund’s share of the Master Core Portfolio’s allocated expenses.

[2]	Paid by the Master Core Portfolio.

[3]	The Total and Net Annual Fund Operating Expenses have been restated to exclude certain non-recurring organizational and offering expenses incurred during the Retirement Core Fund’s fiscal period ended October 31, 2008. If these expenses were included, the Total and Net Annual Fund Operating Expenses would be 0.71% and 0.62%, respectively.

[4]	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses with respect to Retirement Core Fund in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.65% of average daily net assets until March 1, 2010.

Example:

This example is intended to help you compare the cost of investing in Retirement Core Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class K Shares	$66	$210[1]	$367[1]	$822[1]

[1]	These expenses do not reflect the continuation of the fee and/or waiver expense agreement beyond the first year. As stated in footnote (4) to the Annual Fund Operating Expenses table above, this arrangement continues through March 1, 2010.

13

Details About the Funds

How Each Fund Invests

Investment Process (All Funds)
Each Fund will seek to outperform its benchmark:
  Retirement Growth Fund — will seek to outperform the Russell 1000® Growth Index by investing in equity securities that BlackRock believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

  Retirement Value Fund — will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

  Retirement Core Fund — has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

Although Retirement Growth Fund emphasizes growth-oriented investments, Retirement Value Fund emphasizes value-oriented investments, and Retirement Core Fund uses a blend of growth and value, there are equity investment strategies common to all three Funds. In selecting securities for a Fund’s portfolio from that Fund’s benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. For each Fund, BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value, among other factors, is also examined — if BlackRock believes that a company is overvalued, it will not be considered as an investment for any Fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because a Fund generally will not hold all the stocks in its applicable index, and because a Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Funds are not “index” funds. In seeking to outperform the relevant benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

  Relative price to earnings and price to book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of a Fund’s portfolio

  Allocation among the economic sectors of a Fund’s portfolio as compared to the applicable index

  Weighted individual stocks within the applicable index

Retirement Growth Fund

Investment Goal

The investment objective of Retirement Growth Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Retirement Growth Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes have good prospects for earnings growth. Under normal circumstances, Retirement Growth Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Growth Fund’s benchmark, Russell 1000® Growth Index. This policy is a non-fundamental policy of Growth Fund and may not be changed without 60 days’ prior notice to Retirement Growth Fund’s shareholders.

14

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF RETIREMENT GROWTH FUND

Retirement Growth Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Retirement Value Fund

Investment Goal

The investment objective of Retirement Value Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Retirement Value Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will invest primarily in equity securities that BlackRock believes are undervalued. Under normal circumstances, Retirement Value Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Value Fund’s benchmark, Russell 1000® Value Index. This policy is a non-fundamental policy of Retirement Value Fund and may not be changed without 60 days’ prior notice to Retirement Value Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF RETIREMENT VALUE FUND

Retirement Value Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Retirement Core Fund

Investment Goal

The investment objective of Retirement Core Fund is long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Primary Investment Strategies

Retirement Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will use an investment approach that emphasizes a blend of both growth and value. Under normal circumstances, Retirement Core Fund invests at least 80% of its assets in equity securities of large cap companies that BlackRock selects from among those that are, at the time of purchase, included in Retirement Core Fund’s benchmark, Russell 1000® Index. This policy is a non-fundamental policy of Retirement Core Fund and may not be changed without 60 days’ prior notice to Retirement Core Fund’s shareholders.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF RETIREMENT CORE FUND

Retirement Core Fund is managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

15

Other Strategies Applicable to the Funds:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies, including the following:

  Convertible Securities — The Fund may invest in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

  Derivatives — Each Fund may use derivative instruments to hedge its investments. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings.

  Temporary Defensive Strategies — As a temporary measure for defensive purposes, each Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect a Fund’s ability to meet its investment objective.

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Borrowing — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Illiquid/Restricted Securities — Each Fund may invest its net assets in illiquid securities which have no readily available market. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Securities Lending — Each Fund may lend securities with a value up to 33 1 / 3 % of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

  Depositary Receipts — Each Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Each Fund may invest in unsponsored Depositary Receipts.

  Foreign Securities — Each Fund may invest in companies located in countries other than the Unites States.

  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts and open-end and closed-end funds, including affiliated investment companies.

  U.S. Government Obligations — Each Fund may invest in debt of the United States government. There are no restrictions on the maturity of the debt securities in which a Fund may invest.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

16

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Growth Investing Style Risk (Retirement Growth Fund and Retirement Core Fund) — Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk (Retirement Value Fund and Retirement Core Fund) — Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Derivatives Risk — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, Fund management will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when a Fund uses leverage.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

17

Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Securities Risk — Because each Fund may invest in companies located in countries other than the United States, each Fund may be exposed to risks associated with foreign investments.

  The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

  Foreign holdings may be adversely affected by foreign government action

  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

  The economies of certain countries may compare unfavorably with the U.S. economy

  Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

Illiquid Securities Risk — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

18

Account Information

Each Fund currently offers one class of shares, Class K Shares.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

Class K Share Class at a Glance

Availability

Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Funds’ Distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non- qualified plans that they sponsor (collectively, “Institutions”).

Minimum Investment	$1

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Distribution and Service (12b-1) Fees?	No.

Only certain investors are eligible to buy Class K shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine whether you are eligible to buy Class K shares.

Class K shares are normally purchased through a customer’s account at an Institution through procedures established by the Institution. In these cases, confirmation of share purchases and redemptions will be sent to the Institutions. A customer’s ownership of shares will be recorded by the Institution and reflected in the account statements provided by the Institution to its customers. Investors wishing to purchase Class K Shares should contact their Institutions. Purchase orders may be placed by calling (800) 441-7762.

If you transfer your investment from an Institution to a type of account, such as an individual retirement account, that is not an eligible Class K share investor in the Funds, you must liquidate your investment in Class K Shares of the Funds and purchase a share class of another series of the Corporation or another fund advised by BlackRock or its affiliates that is available for purchase by that type of account.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock. To learn more about buying, selling, transferring or exchanging shares through PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

19

How to Buy Shares
	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of your	There is a $1 minimum investment for all accounts.
investment

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange (the
	purchase order	“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for	To purchase shares directly with BlackRock, call (800) 441-7762 and
	accounts held directly with	request a new account application. Mail the completed application
	BlackRock)	along with a check payable to “BlackRock Funds” to the Transfer
Agent at the address on the application.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is $1.
Investment

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock	Purchase by Telephone: Call (800) 441-7762 and speak with one of
	(for accounts held directly	our representatives. The Fund has the right to reject any telephone
	with BlackRock)	request for any reason.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call (800)
441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

How to Pay for	Making payment for	Payment for an order must be made in Federal funds or other
Shares	purchases	immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4:00
p.m. (Eastern time) on the first business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For Class K Shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the fund you are
purchasing must accompany a completed purchase application.

20

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can make redemption requests through your financial professional
Redemption of	professional or other financial	or financial intermediary in accordance with the procedures applicable
Shares	intermediary submit your	to your accounts. These procedures may vary according to the type of
	sales order	account and the financial intermediary involved, and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial
intermediaries may place redemption orders by telephoning
(800) 441-7762. The price of Class K Shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange
(generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares.

Each Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming
	with BlackRock	Redeem by Telephone: You may sell shares held at BlackRock via telephone request by telephoning (800) 441-7762.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check,
ACH or wire to the bank account of record.

21

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Payment of Redemption Proceeds by Wire Transfer: Payment for
Redemption of	with BlackRock (continued)	redeemed shares for which a redemption order is received before 4:00
Shares (continued)		p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the
Fund’s custodian is open for business. Each Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund. No charge for wiring redemption payments is imposed by a Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.
The Funds are not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

How to Transfer your Account

	Your Choices	Important Information for You to Know

Transfer Shares to	Transfer to a participating	You may transfer your Class K Shares of the Fund only to another
Another Securities	securities dealer or other	securities dealer that has entered into an agreement with the
Dealer or Other	financial intermediary	Distributor. Certain shareholder services may not be available for the
Financial		transferred shares. All future trading of these assets must be
Intermediary		coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-participating	You must either:
	financial intermediary	• Transfer your Class K Shares to an account with the Fund; or
• Sell your Class K Shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

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Funds’ Rights

Each Fund may:
  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

The Board of Directors (the “Board”) of the Corporation has determined that the interests of long-term shareholders and each Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to

23

detect and prevent short-term or excessive trading in the Funds’ shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds’ Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

Redemption Fee

The Funds do not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Master/Feeder Structure

Each Feeder Fund is a series of the Corporation and is a “feeder” fund that invests all of its assets in a corresponding Master Portfolio of the Master LLC. Investors in a Feeder Fund will acquire an indirect interest in the corresponding Master Portfolio.

Each Master Portfolio accepts investments from other feeder funds, and all the feeder funds of a given Master Portfolio bear the Master Portfolio’s expenses in proportion to their assets. This structure may enable the Feeder Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a Master Portfolio from different feeder funds may offset each other and produce a lower net cash flow.

24

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same Master Portfolio on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master Portfolio. Information about other feeders, if any, is available by calling (800) 441-7762.

Whenever a Master Portfolio holds a vote of its feeder funds, the Feeder Fund investing in that Master Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Feeder Fund over the operations of its Master Portfolio.

A Feeder Fund may withdraw from its Master Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Feeder Fund’s assets directly.

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Management of the Funds

BlackRock

BlackRock is the manager to each of the Master Portfolios of the Master LLC and manages the investments and business operations of each Master Portfolio subject to the oversight of the Board of Directors of the Master LLC. While BlackRock is ultimately responsible for the management of the Master LLC, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

The Master LLC, on behalf of each Master Portfolio, has entered into a management agreement (the “Management Agreement”) with BlackRock. Pursuant to the Management Agreements, BlackRock is entitled to annual management fees as follows:

Master Growth Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Growth Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not Exceeding $5 billion	0.50%

In excess of $5 billion	0.45%

Master Value Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Value Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not Exceeding $3 billion	0.50%

In excess of $3 billion	0.45%

Master Core Portfolio Total Annual Management Fee (Before Waivers)

With respect to the Master Core Portfolio, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee

Not Exceeding $1 billion	0.50%

In excess of $1 billion but not exceeding $5 billion	0.45%

In excess of $5 billion	0.40%

BlackRock has contractually agreed until March 1, 2010 to waive its advisory fee and/or to reimburse the Funds for expenses so that no Fund’s Total Annual Fund Operating Expenses with respect to its Class K Shares exceeds 0.65% .

For the fiscal year ended October 31, 2008, each Master Portfolio paid BlackRock management fees, net of any applicable waivers, as a percentage of the Master Portfolio’s average daily net assets as follows:

Master Growth Portfolio	0.50%

Master Value Portfolio	0.48%

Master Core Portfolio	0.46%

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BlackRock has sub-advisory agreements with respect to the Master Portfolios with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of each Master Portfolio.

BlackRock also acts as administrator (the “Administrator”) to Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund. No administration fee is payable pursuant to the agreement.

A discussion of the basis of the Board’s approval of the Management Agreement and sub-advisory agreement with respect to each Fund is included in the Funds’ annual shareholder report for the fiscal year ended October 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund

Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund are managed by a team of financial professionals. Robert C. Doll, Jr., CFA and Daniel Hanson, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Robert C. Doll, Jr., CFA	Responsible for the day-to-day	1999	Vice Chairman and Director of BlackRock, Inc.
	management of each Fund’s		since 2006; Global Chief Investment Officer for
	portfolio including setting the Fund’s		Equities, Chairman of the BlackRock Retail
	overall investment strategy and		Operating Committee and member of the
	overseeing the management of the		BlackRock Executive Committee since 2006;
	Funds		President of Merrill Lynch Investment Managers,
L.P. (“MLIM”) and its affiliate, Fund Asset
Management, L.P. (“FAM”), from 2001 to 2006;
President and a member of the Board of the
funds advised by MLIM and its affiliates from
2005 to 2006.

Daniel Hanson, CFA	Responsible for the day-to-day	2008	Managing Director of BlackRock, Inc. since
	management of each Fund’s		2009; Director of BlackRock from 2007 to
	portfolio including setting the Fund’s		2009; Member of MLIM’s Large Cap Series
	overall investment strategy and		Team from 2003 to 2006.
overseeing the management of the
Funds

27

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Board of the Master LLC, the Master Portfolios have retained an affiliate of BlackRock to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

28

The Funds’ assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Corporation’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Corporation’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Funds at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), if you are such a plan, you will not be taxed on dividends paid by a Fund or on the proceeds of a redemption or an exchange of shares of a Fund, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of Section 401(a) or 501(a) of the Internal Revenue Code.

Each Master Portfolio and each Fund will operate so that the Funds satisfy the requirements under the Internal Revenue Code for taxation as a regulated investment company, and by satisfying those requirements and distributing its net investment income and net capital gain, as described above, each Fund will seek to avoid incurring liability for federal income tax that would affect its investment return. However, dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

29

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Growth Fund

Class K Period January 3, 2008[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$11.20

Net investment income[2]	0.02

Net realized and unrealized loss	(3.77)

Net decrease from investment operations	(3.75)

Net asset value, end of period	$7.45

Total Investment Return

Total investment return	(33.48)%[3]

Ratios to Average Net Assets[4,5]

Total expenses after reimbursement	0.65%

Total expenses	0.81%

Net investment income	0.30%

Supplemental Data

Net assets, end of period (000)	$80,882

Portfolio turnover of the Master Portfolio	144%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

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Financial Highlights (continued)

Value Fund

Class K Period January 3, 2008[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$18.54

Net investment income[2]	0.13

Net realized and unrealized loss	(6.34)

Net decrease from investment operations	(6.21)

Net asset value, end of period	$12.33

Total Investment Return

Total investment return	(33.50)%[3]

Ratios to Average Net Assets[4,5]

Total expenses after reimbursement	0.63%

Total expenses	0.78%

Net investment income	1.03%

Supplemental Data

Net assets, end of period (000)	$128,159

Portfolio turnover of the Master Portfolio	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

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Financial Highlights (concluded)

Core Fund

Class K Period January 3, 2008[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$13.25

Net investment income[2]	0.07

Net realized and unrealized loss	(4.68)

Net decrease from investment operations	(4.61)

Net asset value, end of period	$8.64

Total Investment Return

Total investment return	(34.79)%[3]

Ratios to Average Net Assets[4,5]

Total expenses after reimbursement	0.62%

Total expenses	0.71%

Net investment income	0.76%

Supplemental Data

Net assets, end of period (000)	$105,224

Portfolio turnover of the Master Portfolio	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

33

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

34

Glossary

Glossary of Investment Terms

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Depositary Receipts — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement.

Equity Securities — common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies — growth companies are those whose earnings growth potential appears to the fund management team to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations.

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest market capitalization in this group was $1.4 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Index — an index that measures the performance of the 1000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book and lower forecasted growth value.

Russell 3000® Index — an index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Value Companies — value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Administration Fee — a fee paid to the Administrator for providing administrative services to a Feeder Fund.

35

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities.

Management Fee — a fee paid to BlackRock for managing a Master Portfolio.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — fees paid directly by a shareholder and include sales charges that you may pay when you buy or sell shares of a Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Funds and Service Providers

THE FUNDS
BlackRock Large Cap Series Funds, Inc.
    BlackRock Large Cap Growth Retirement Portfolio
    BlackRock Large Cap Value Retirement Portfolio
    BlackRock Large Cap Core Retirement Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02490-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February 27, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Large Cap Series Funds, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Large Cap Series Funds, Inc. c/o
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BlackRock Large Cap Series Funds, Inc.
INVESTMENT COMPANY ACT FILE NO. 811-09637
© BlackRock Advisors, LLC

PRO-19076-RET-0209

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

100 Bellevue Parkway, Wilmington, DE 19809 • Phone No. 1-800-441-7762

     This Statement of Additional Information of BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund, BlackRock Large Cap Core Plus Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio and BlackRock Large Cap Core Retirement Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated February __, 2009, (each a “Prospectus” and together the “Prospectuses”) which have been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling 1-800-441-7762 or by writing to a Fund at the above address. The Prospectuses are incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to each Fund have been incorporated by reference into the Prospectuses. The portions of Part II of this Statement of Additional Information that do not relate to a Fund do not form a part of the Fund’s Statement of Additional Information, have not been incorporated by reference into that Fund’s Prospectus and should not be relied upon by investors in the Fund. The audited financial statements of the Funds and the corresponding Master Portfolios of Master Large Cap Series LLC are incorporated into this Statement of Additional Information by reference to the Corporation’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

BlackRock Advisors LLC — Manager
BlackRock Investments, Inc. — Distributor

The date of this Statement of Additional Information is February __, 2009

PART I
Investment Objectives and Policies	I-1
Investment Restrictions	I-3
Information on Directors and Officers	I-6
Management and Advisory Arrangements	I-12
Information on Sales Charges and Distribution Related Expenses	I-18
Computation of Offering Price	I-21
Portfolio Transactions and Brokerage	I-22
Fund Performance	I-23
Additional Information	I-24
Financial Statements	I-26

PART II
Investment Risks and Considerations	II-1
Management and Other Service Arrangements	II-31
Disclosure of Portfolio Holdings	II-34
Purchase of Shares	II-41
Redemption of Shares	II-51
Shareholder Services	II-53
Pricing of Shares	II-57
Portfolio Transactions and Brokerage	II-59
Dividends and Taxes	II-61
Performance Data	II-65
Proxy Voting Policies and Procedures	II-67
General Information	II-69
Appendix A	A-1

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

100 Bellevue Parkway, Wilmington, DE 19809 • Phone No. 1-800-441-7762

     This Statement of Additional Information of BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund, BlackRock Large Cap Core Plus Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio and BlackRock Large Cap Core Retirement Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated February 27, 2009, (each a “Prospectus” and together the “Prospectuses”) which have been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling 1-800-441-7762 or by writing to a Fund at the above address. The Prospectuses are incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to each Fund have been incorporated by reference into the Prospectuses. The portions of Part II of this Statement of Additional Information that do not relate to a Fund do not form a part of the Fund’s Statement of Additional Information, have not been incorporated by reference into that Fund’s Prospectus and should not be relied upon by investors in the Fund. The audited financial statements of the Funds and the corresponding Master Portfolios of Master Large Cap Series LLC are incorporated into this Statement of Additional Information by reference to the Corporation’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

BlackRock Advisors LLC — Manager
BlackRock Investments, Inc. — Distributor

The date of this Statement of Additional Information is February 27, 2009

PART I
Investment Objectives and Policies	I-1
Investment Restrictions	I-3
Information on Directors and Officers	I-6
Management and Advisory Arrangements	I-12
Information on Sales Charges and Distribution Related Expenses	I-18
Computation of Offering Price	I-21
Portfolio Transactions and Brokerage	I-22
Fund Performance	I-23
Additional Information	I-24
Financial Statements	I-26

PART II
Investment Risks and Considerations	II-1
Management and Other Service Arrangements	II-33
Disclosure of Portfolio Holdings	II-36
Purchase of Shares	II-44
Redemption of Shares	II-55
Shareholder Services	II-57
Pricing of Shares	II-61
Portfolio Transactions and Brokerage	II-64
Dividends and Taxes	II-68
Performance Data	II-72
Proxy Voting Policies and Procedures	II-74
General Information	II-74
Appendix A	A-1

PART I: INFORMATION ABOUT BLACKROCK LARGE CAP SERIES FUNDS, INC.

     Part I of this Statement of Additional Information sets forth information about BlackRock Large Cap Growth Fund (“Growth Fund”), BlackRock Large Cap Value Fund (“Value Fund”), BlackRock Large Cap Core Fund (“Core Fund”), BlackRock Large Cap Core Plus Fund (“Core Plus Fund”), BlackRock Large Cap Growth Retirement Portfolio (“Retirement Growth Fund”), BlackRock Large Cap Value Retirement Portfolio (“Retirement Value Fund”) and BlackRock Large Cap Core Retirement Portfolio (“Retirement Core Fund” and together with Retirement Growth Fund and Retirement Value Fund, the “Retirement Funds”), each a series of the Corporation. Each may be referred to in this Statement of Additional Information as a “Fund”. This Statement of Additional Information includes information about the Corporation’s Board of Directors, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with the Prospectuses of the Funds and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I. Investment Objectives and Policies

     The investment objective of each Fund is long-term capital growth. This is a fundamental policy of Growth Fund, Value Fund and Core Fund and a non-fundamental policy of Core Plus Fund, Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund. As a non-fundamental policy, it may be changed by the Board of Directors of the Corporation without shareholder approval. To change a fundamental policy requires the approval of a majority of a Fund’s shareholders, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Each Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Core Plus Fund also seeks to achieve its investment objective by establishing long and short positions in such securities. Each Fund also may invest in equity securities of companies located in countries other than the United States in the form of American Depositary Receipts. Each Fund is classified as a diversified open-end investment company under the Investment Company Act. There can be no guarantee that any Fund’s investment objective will be achieved.

     Each Fund (other than Core Plus Fund) is a “feeder” fund (each a “Feeder Fund” and collectively, the “Feeder Funds”) that invests all of its assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of Master Large Cap Series LLC (the “Master LLC”) that has the same investment objective and strategies as the Feeder Fund. Growth Fund and Retirement Growth Fund invest all of their assets in Master Large Cap Growth Portfolio (the “Master Growth Portfolio”). Value Fund and Retirement Value Fund invest all of their assets in Master Large Cap Value Portfolio (the “Master Value Portfolio”). Core Fund and Retirement Core Fund invest all of their assets in Master Large Cap Core Portfolio (the “Master Core Portfolio”). All investments for the Feeder Funds will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. Each Feeder Fund’s investment results will correspond directly to the investment results of the Master Portfolio in which it invests. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” or “Feeder Fund”, as applicable, to include the underlying Master Portfolio in which that Feeder Fund invests. Reference is made to the discussion under “Details About the Funds — How Each Fund Invests” and “Investment Risks” in the Prospectus for information with respect to each Feeder Fund’s and Master Portfolio’s investment objective and policies.

     Under normal circumstances, each Fund will invest at least 80% of its net assets in equity securities of large cap companies that BlackRock Advisors, LLC (“BlackRock” or the “Manager”) selects from among those that are, at the time of purchase, included in each Fund’s applicable benchmark Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes. Each Fund may continue to hold a security after it has been removed from the applicable index after purchase. For each Fund, BlackRock uses a proprietary multi-factor quantitative model to look for companies within the applicable Russell 1000® Index that, in BlackRock’s opinion, are consistent with the investment objective of each Fund as follows:

  Growth Fund and Retirement Growth Fund. Growth Fund and Retirement Growth Fund seek to invest in equity securities that BlackRock believes have above-average earnings prospects; i.e., are likely to experience consistent earnings growth over time. In seeking to outperform its benchmark, the Russell 1000® Growth Index, each of the Funds will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the MSCI/S&P Global Industry Classification Standard (“GICS”). Each of the

  Funds also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.

  Value Fund and Retirement Value Fund. Value Fund and Retirement Value Fund seek to invest in equity securities that BlackRock believes are undervalued; i.e., securities with lower price-to-book ratios and lower price-to-earnings ratios. In seeking to outperform its benchmark, the Russell 1000® Value Index, each of the Funds will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Value Index, as those sectors are defined in the GICS. Each of the Funds also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security is overweighted in the portfolio as compared to its weighting in the Russell 1000® Value Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000® Value Index by more than 2%.

  Core Fund and Retirement Core Fund. Core Fund and Retirement Core Fund seek to invest in securities that BlackRock believes are undervalued or show good prospects for earnings growth. Core Fund and Retirement Core Fund seek securities such that the sum of the relative (to the S&P 500) price-to-earnings ratio and price-to-book ratio for a particular security is between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000® Index, each of the Funds will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Index, as those sectors are defined in the GICS. Each of the Funds also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Index by more than 1%.

  Core Plus Fund. Core Plus Fund will invest at least 80% of its net assets in equity securities of large cap companies that BlackRock selects from among those that, at the time of purchase, have a market capitalization equal to or greater than that of the top 80% of the companies that comprise Core Plus Fund’s benchmark, the Russell 1000® Index. For this purpose, net assets include assets acquired through the investment of the proceeds of the short sales or any borrowings or other forms of leverage for investment purposes. For Core Plus Fund, BlackRock uses a proprietary multi-factor quantitative model to look for companies within the top 80% in terms of market capitalization of companies in the Russell 1000® Index that, in BlackRock’s opinion, are consistent with the investment objective of Core Plus Fund. Core Plus Fund seeks to invest in securities that BlackRock believes are undervalued or show good prospects for earnings growth. Core Plus Fund seeks securities such that the sum of the relative (to the S&P 500) price-to-earnings ratio and price-to-book ratio for a particular security is between 1.75 and 2.25. In seeking to outperform its benchmark, the relevant portion of the Russell 1000® Index, Core Plus Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Index, as those sectors are defined in the GICS. The Fund also anticipates that its individual holdings generally will at the time of purchase be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the relevant portion of the Russell 1000® Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Index by more than 1%.

     Each Fund anticipates that its sector allocations, as a percentage of its common stock investments, will not overweight or underweight the sector weighting of the applicable benchmark index by more than 10 percentage points.

     Investment emphasis is on equities, primarily common stock. Each Fund also may invest in securities convertible into common stock, preferred stock and rights and warrants to subscribe for common stock. A Fund may invest in U.S. Government debt securities and, to a lesser extent, in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization, although it typically will not invest in any debt securities to a significant extent.

     A Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of BlackRock, prevailing market or economic conditions warrant or for temporary defensive purposes.

     Other Special Considerations. The Funds may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Funds believe it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of each Fund.

II. Investment Restrictions

     The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

     Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. The Master LLC has adopted investment restrictions substantially identical to those set forth below for Growth Fund, Value Fund and Core Fund, which are fundamental and non-fundamental, as applicable, policies of the Master LLC. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

     Under its fundamental investment restrictions, Growth Fund, Value Fund and Core Fund may not:

     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     (3) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time.

     (6) Issue senior securities to the extent such issuance would violate applicable law.

     (7) Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Fund’s investment policies as set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

     (8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

     (9) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under its non-fundamental investment restrictions, Growth Fund, Value Fund and Core Fund may not:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time a Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Funds currently do not intend to engage in short sales, except short sales “against the box.”

     (c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

     (d) Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that a Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3%% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Funds from purchasing securities on margin. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund. Such leveraging or borrowing increases a Fund’s exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. A Fund will not purchase securities while borrowing exceeds 5% of its total assets.

     (e) Change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities of large cap companies, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

     Except with respect to fundamental investment restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of fundamental investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

     In addition, as a non-fundamental policy that may be changed by the Directors and to the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     Under its fundamental investment restrictions, Core Plus Fund, Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund may not:

     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     (2) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3) Borrow money, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (4) Make loans, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities or other investments that are secured by or linked to real estate or an interest therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (7) Invest in commodities or commodity contracts, except a Fund may do so in accordance with applicable law and the Fund’s prospectus and statement of additional information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     (8) Issue senior securities to the extent such issuance would violate applicable law.

     Each of Core Plus Fund, Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund. Also, each Fund may purchase securities of other investment companies to the extent permitted by applicable law.

     In addition to the fundamental policies mentioned above, the Directors have adopted the following non-fundamental policies which can be changed or amended by action of the Directors without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

     Under its non-fundamental investment restrictions, Core Plus Fund, Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund may not:

     (a) Invest in companies for the purpose of exercising control or management. Investment by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act.

     (c) Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d) Make short sales of securities or maintain a short position, except to the extent permitted by a Fund’s prospectus and statement of additional information, as amended from time to time, and applicable law.

     (e) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (f) Change its policy of investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of large cap companies, as defined in the prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

     For purposes of the investment restrictions set forth above, with respect to Core Plus Fund, net assets include assets acquired through the investment of the proceeds of the short sales or any borrowing for investment purposes.

     For purposes of investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

III. Information on Directors and Officers

     The Directors of the Corporation consist of thirteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (the “non-interested Directors”). The same individuals serve on the Board of Directors of the Master LLC. The Directors are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

     The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Corporation’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Corporation; (3) review the conduct and results of each independent audit of the Corporation’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Corporation and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Corporation’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Corporation’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2008, the Audit Committee met four times.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Corporation and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by the Corporation’s shareholders as it deems appropriate. The Corporation’s shareholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2008, the Governance Committee met four times.

     The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Corporation, the fund-related activities of BlackRock and the Corporation’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Corporation and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Corporation’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2008, the Compliance Committee met five times.

     The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson, all of whom are non-interested Directors, and Richard S. Davis, who is an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Corporation’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Corporation’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Corporation’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended October 31, 2008, the Performance Committee met four times.

     The members of the Executive Committee are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Directors and Mr. Davis is an interested Director. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Directors, (ii) act on such matters as may require urgent action between meetings of the Board of Directors, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors. The Board has adopted a written charter for the Executive Committee. The Executive Committee was formed after the close of the fiscal year ended October 31, 2008 and so had no meetings during that period.

Biographical Information

     Certain biographical and other information relating to the Directors is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of funds overseen in the complex of funds advised by BlackRock or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with the Corporation	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

David O. Beim[3]	Director	2007 to	Professor of Finance and Economics at	34 Funds	None
40 East 52nd Street		present	the Columbia University Graduate	81 Portfolios
New York, NY 10022			School of Business since 1991;
Trustee, Phillips Exeter Academy since
1940			2002; Formerly Chairman, Wave Hill
Inc. (public garden and cultural center)
from 1990 to 2006.

Ronald W. Forbes[4]	Director	2007 to	Professor Emeritus of Finance, School	34 Funds	None
40 East 52nd Street		present	of Business, State University of New	81 Portfolios
New York, NY 10022			York at Albany since 2000.

1940

Dr. Matina Horner[5]	Director	2007 to	Formerly Executive Vice President of	34 Funds	NSTAR
40 East 52nd Street		present	Teachers Insurance and Annuity	81 Portfolios	(electric and
New York, NY 10022			Association and College Retirement		gas utility)
Equities Fund from 1989 to 2003.
1939

Rodney D. Johnson[4]	Director	2007 to	President, Fairmount Capital Advisors,	34 Funds	None
40 East 52nd Street		present	Inc. since 1987; Director, Fox Chase	81 Portfolios
New York, NY 10022			Cancer Center since 2002; Member of
the Archdiocesan Investment
1941			Committee of the Archdiocese of
Philadelphia since 2003; Director, The
Committee of Seventy (civic) since 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Herbert I. London	Director	1999 to	Professor Emeritus, New York	34 Funds	AIMS
40 East 52nd Street		present	University since 2005; John M. Olin	81 Portfolios	Worldwide,
New York, NY 10022			Professor of Humanities, New York		Inc.
			University from 1993 to 2005 and		(marketing)
1939			Professor thereof from 1980 to 2005;
President, Hudson Institute (policy
research organization) since 1997 and
Trustee thereof since 1980; Chairman
of the Board of Trustees for Grantham
University since 2006; Director,
InnoCentive, Inc. (strategic solutions
company) since 2005; Director,
Cerego, LLC (software development
and design) since 2005.

Cynthia A.	Director	2007 to	Professor, Harvard Business School	34 Funds	Newell
Montgomery		present	since 1989; Director, Harvard Business	81 Portfolios	Rubbermaid,
40 East 52nd Street			School Publishing since 2005;		Inc. (manufac-
New York, NY 10022			Director, McLean Hospital since 2005.		turing)

1952

Joseph P. Platt, Jr.[6]	Director	2007 to	Director, The West Penn Allegheny	34 Funds	Greenlight
40 East 52nd Street		present	Health System (a not-for-profit health	81 Portfolios	Capital Re, Ltd
New York, NY 10022			system) since 2008; Director, Jones and		(reinsurance)
			Brown (Canadian insurance broker)		company)
1947			since 1998; General Partner, Thorn
Partners, LP (private investment) since
1998; Formerly Partner, Amarna
Corporation, LLC (private investment
company) from 2002 to 2008.

Robert C. Robb, Jr.	Director	2007 to	Partner, Lewis, Eckert, Robb and	34 Funds	None
40 East 52nd Street		present	Company (management and financial	81 Portfolios
New York, NY 10022			consulting firm) since 1981.

1945

Toby Rosenblatt[7]	Director	2007 to	President, Founders Investments Ltd.	34 Funds	A.P. Pharma,
40 East 52nd Street		present	(private investments) since 1999;	81 Portfolios	Inc. (specialty
New York, NY 10022			Director of Forward Management,		pharmaceu-
			LLC since 2007; Director, The James		ticals)
1938			Irvine Foundation (philanthropic
foundation) since 1997; Formerly
Trustee, State Street Research Mutual
Funds from 1990 to 2005; Formerly
Trustee, Metropolitan Series Funds,
Inc. from 2001 to 2005.

Kenneth L. Urish[8]	Director	2007 to	Managing Partner, Urish Popeck &	34 Funds	None
40 East 52nd Street		present	Co., LLC (certified public accountants	81 Portfolios
New York, NY 10022			and consultants) since 1976; Member
of External Advisory Board, The
1951			Pennsylvania State University
Accounting Department since 2001;
Trustee, The Holy Family Foundation
since 2001; Committee Member,
Professional Ethics Committee of the
Pennsylvania Institute of Certified
Public Accountants since 2007;
Formerly President and Trustee,
Pittsburgh Catholic Publishing
Associates from 2003 to 2008;
Formerly Director, Inter-Tel from 2006
to 2007.

Name, Address and Year of Birth	Position(s) Held with the Corporation	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Frederick W. Winter	Director	2007 to	Professor and Dean Emeritus of the	34 Funds	None
40 East 52nd Street		present	Joseph M. Katz School of Business,	81 Portfolios
New York, NY 10022			University of Pittsburgh since 2005
and Dean thereof from 1997 to 2005;
1945			Director, Alkon Corporation
(pneumatics) since 1992; Director,
Tippman Sports (recreation) since
2005; Formerly Director, Indotronix
International (IT services) from 2004
to 2008.

Interested Directors[1,9]

Richard S. Davis	Director	2007 to	Managing Director, BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	since 2005; Formerly Chief Executive	286 Portfolios
New York, NY 10022			Officer, State Street Research &
Management Company from 2000 to
1945			2005; Formerly Chairman of the Board
of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman SSR Realty from
2000 to 2004.

Henry Gabbay	Director	2007 to	Formerly consultant, BlackRock Inc.	174 Funds	None
40 East 52nd Street		present	since 2007; Formerly Managing	286 Portfolios
New York, NY 10022			Director, BlackRock, Inc. from 1989 to
2007; Formerly Chief Administrative
1947			Officer, BlackRock Advisors, LLC
from 1998 to 2007; Formerly President
of BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

[3]	Chairman of the Performance Committee.

[4]	Co-Chair of the Board of Directors.

[5]	Chair of the Governance Committee.

[6]	Chair of the Compliance Committee.

[7]	Vice-Chair of the Performance Committee.

[8]	Chair of the Audit Committee.

[9]	Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Corporation based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

     Certain biographical and other information relating to the officers of the Corporation is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Corporation	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke	President and	2007 to	Managing Director of BlackRock Inc.	184 Funds	None
40 East 52nd Street	Chief	present	since 2006; Formerly Managing	296 Portfolios
New York, NY 10022	Executive		Director, of Merrill Lynch Investment
	Officer		Managers, L.P. (“MLIM”) and Fund
1960			Asset Management, L.P. (“FAM”) in
2006, First Vice President thereof from
1997 to 2005, Treasurer thereof from
1999 to 2006, and Vice President
thereof from 1990 to 1997.

Anne F. Ackerley	Vice	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street	President	present	since May 2000, Chief Operating	286 Portfolios
New York, NY 10022			Officer of BlackRock’s U.S. Retail
Group since 2006; Formerly Head of
1962			BlackRock’s Mutual Fund Group from
2000 to 2006.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street	Financial	present	since 2006; Formerly Senior Vice	286 Portfolios
New York, NY 10022	Officer		President and Line of Business Head of
Fund Accounting and Administration
1966			at PNC Global Investment Servicing
(U.S.) Inc. (formerly PFPC Inc.) from
1992 to 2006.

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc.	174 Funds	None
40 East 52nd Street		present	since 2007 and Director in 2006;	286 Portfolios
New York, NY 10022			Formerly Assistant Treasurer of the
MLIM/FAM-advised funds from 2005
1970			to 2006; Formerly Director of MLIM
Fund Services Group from 2001 to
2006.

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the	174 Funds	None
40 East 52nd Street	Compliance	present	BlackRock-advised funds since 2007;	286 Portfolios
New York, NY 10022	Officer		Managing Director and Senior Counsel
of BlackRock, Inc. since 2005;
1959			Formerly Director and Senior Counsel
of BlackRock Advisors, Inc. from
2001 to 2004.

Howard B. Surloff	Secretary	2007 to	Managing Director of BlackRock Inc.	174 Funds	None
40 East 52nd Street		present	and General Counsel of U.S. Funds at	286 Portfolios
New York, NY 10022			BlackRock, Inc since 2006; Formerly
General Counsel (U.S.) of Goldman
1965			Sachs Asset Management, L.P. from
1993 to 2006.

[1]	Officers of the Corporation serve at the pleasure of the Board of Directors of the Corporation.

Share Ownership

     Information relating to each Director’s share ownership in the Funds and in all BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below:

Aggregate Dollar Range of Equity Securities in

Name of Director	Growth Fund	Value Fund	Core Fund	Core Plus Fund	Retirement Funds	Supervised Funds

Interested Directors:
Richard S. Davis	None	$10,001–$50,000	over $100,000	None	None	over $100,000
Henry Gabbay	None	None	$10,001–$50,000	None	None	over $100,000
Non-Interested Directors[1]:
David O. Beim	None	None	None	None	None	$50,001–$100,000
Ronald W. Forbes	None	$1–$10,000	$1–$10,000	None	None	over $100,000
Dr. Matina Horner	None	None	None	None	None	$50,001–$100,000
Rodney D. Johnson	None	None	None	None	None	over $100,000
Herbert I. London	$10,001–$50,000	None	None	None	None	over $100,000
Cynthia A. Montgomery	None	None	None	None	None	over $100,000
Joseph P. Platt, Jr.	None	None	over $100,000	None	None	over $100,000
Robert C. Robb, Jr.	None	None	None	None	None	over $100,000
Toby Rosenblatt	None	None	over $100,000	None	None	over $100,000
Kenneth L. Urish	None	None	None	None	None	None
Frederick W. Winter	None	$10,001–$50,000	None	None	None	$50,001–$100,000

[1]	With the exception of Mr. London, each of the non-interested Directors assumed office on November 1, 2007. Directors of a Fund are eligible to purchase Institutional Shares of the Fund. The non-interested Directors anticipate purchasing additional shares of the Supervised Funds.

     As of February 1, 2009, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Corporation. As of December 31, 2008, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities of affiliates of BlackRock.

Compensation of Directors

     Each non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Corporation, and a $25,000 Board meeting fee to be paid for each in person Board meeting attended up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Board of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee, and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Corporation compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Corporation may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

     The following table sets forth the compensation earned by the non-interested Directors from the Corporation for the fiscal year ended October 31, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name	Compensation from the Corporation	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Corporation and Other BlackRock- Advised Funds[1]

David O. Beim[2]	$16,779	None	$300,000
Ronald W. Forbes[3]	$18,032	None	$320,000
Dr. Matina Horner[4]	$16,038	None	$285,000
Rodney D. Johnson[3]	$18,032	None	$320,000
Herbert I. London	$15,213	None	$275,000
Cynthia A. Montgomery	$15,213	None	$275,000
Joseph P. Platt, Jr.[5]	$16,779	None	$300,000
Robert C. Robb, Jr.	$15,213	None	$275,000
Toby Rosenblatt[6]	$16,779	None	$300,000
Kenneth L. Urish[7]	$16,779	None	$300,000
Frederick W. Winter	$15,213	None	$275,000

[1]	For the number of BlackRock-advised funds from which each non-interested Director receives compensation, see the Biographical Information chart beginning on page I-7.

[2]	Chair of the Performance Committee.

[3]	Co-Chair of the Board of Directors.

[4]	Chair of the Governance Committee.

[5]	Chair of the Compliance Committee.

[6]	Vice-Chair of the Performance Committee.

[7]	Chair of the Audit Committee.

     Brian Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Corporation on November 1, 2007. For the fiscal year ended October 31, 2008, Mr. Kindelan received $291 in compensation from Growth Fund, $1,510 in compensation from Value Fund, $1,409 in compensation from Core Fund, $7 in compensation from Core Plus Fund, $31 in compensation from Retirement Growth Fund, $31 in compensation from Retirement Value Fund and $40 in compensation from Retirement Core Fund.

IV. Management and Advisory Arrangements

     The Feeder Funds invest all of their assets in shares of the corresponding Master Portfolios of the Master LLC. Accordingly, the Feeder Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the Master LLC level. The Master LLC, on behalf of each Master Portfolio, has entered into a management agreement with BlackRock, as manager (the “Master Management Agreement”).

     Each Master Portfolio pays BlackRock a management fee at the following annual rates:

  with respect to Master Large Cap Growth Portfolio, 0.50% of the Master Portfolio’s average daily net assets not exceeding $5 billion and 0.45% of the Master Portfolio’s average daily net assets in excess of $5 billion, with respect to Master Large Cap Value Portfolio, 0.50% of the Master Portfolio’s average daily net assets not exceeding $3 billion and 0.45% of the Master Portfolio’s average daily net assets in excess of $3 billion, and with respect to Master Large Cap Core Portfolio, 0.50% of the Master Portfolio’s average daily net assets not exceeding $1 billion, 0.45% of the Master Portfolio’s average daily net assets in excess of $1 billion but not exceeding $5 billion and 0.40% of the Master Portfolio’s average daily net assets in excess of $5 billion.

     Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Master LLC’s manager and was compensated according to the same management fee rate discussed above.

     The Corporation, on behalf of Core Plus Fund, has entered into a management agreement with BlackRock as manager (the “Core Plus Management Agreement” and together with the “Master Management Agreement” the “Management Agreements”), pursuant to which Core Plus Fund pays BlackRock a management fee at an annual rate equal to 1.20% of Core Plus Fund’s average daily net assets.

     The table below sets forth information about the total management fees paid by each Master Portfolio and Core Plus Fund to BlackRock, for the periods indicated.

	Master LLC

	Paid to FAM						Paid to the Manager

Fiscal Year Ended October 31,	Master Growth Portfolio		Master Value Portfolio		Master Core Portfolio		Master Growth Portfolio		Master Value Portfolio		Master Core Portfolio

2008	N/A		N/A		N/A		$4,995,410		$22,131,879		$20,282,735
2007	N/A		N/A		N/A		$5,015,080		$22,924,455		$20,167,935
2006	$ 2,868,112	[1]	$10,715,738	[1]	$13,968,547	[1]	$ 326,876	[2]	$ 1,562,485	[2]	$ 1,545,237	[2]

Core Plus Fund

Fiscal Year Ended October 31,	Paid to the Manager	Waived by the Manager

2008	$230,880[3]	$ 42,681[3]

[1]	For the period November 1, 2005 to September 29, 2006.

[2]	For the period September 29, 2006 to October 31, 2006.

[3]	For the period December 19, 2007 (commencement of operations) to October 31, 2008.

     See the “Management of the Funds — BlackRock” section of the Funds’ Prospectuses for a discussion of fee waivers and expense reimbursements.

     Pursuant to the Management Agreements, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform management services with respect to a Fund. In addition, BlackRock may delegate certain of its management functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     Effective September 26, 2006, BlackRock entered into sub-advisory agreements (the “Sub-Advisory Agreements”) with BlackRock Investment Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser receives for services it provides, a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreements. The Sub-Adviser is responsible for the day-to-day management of each Master Portfolio and Core Plus Fund. The table below sets forth information about the total sub-advisory fees paid by BlackRock and Core Plus Fund to the Sub-Advisor with respect to each Master Portfolio for the periods indicated.

Fiscal Year Ended October 31,	Master Growth Portfolio		Master Value Portfolio		Master Core Portfolio		Core Plus Fund[2]

2008	$4,082,153		$18,309,173		$16,881,132		$0
2007	$3,711,159		$16,964,097		$14,924,272		N/A
2006	$ 241,888	[1]	$ 1,156,239	[1]	$ 1,143,475	[1]	N/A

[1]	For the period September 29, 2006 to October 31, 2006.

[2]	Core Plus Fund commenced operations on December 19, 2007.

Information Regarding the Portfolio Managers

     Robert C. Doll, Jr. and Daniel Hanson are each Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the Funds, as applicable, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of November 30, 2008.*

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Growth Fund
Robert C. Doll, Jr.	27	14	30	0	2	8
	$13.39	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$13.39	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Value Fund
Robert C. Doll, Jr.	27	14	30	0	2	8
	$11.29	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$11.29	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Core Fund
Robert C. Doll, Jr.	27	14	30	0	2	8
	$11.33	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$11.33	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Core Plus Fund
Robert C. Doll, Jr.	27	14	30	0	2	8
	$13.87	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$13.87	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Growth Retirement Portfolio
Robert C. Doll, Jr.	27	14	30	0	2	8
	$13.81	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$13.81	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Value Retirement Portfolio
Robert C. Doll, Jr.	27	14	30	0	2	8
	$13.77	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$13.77	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Core Retirement Portfolio
Robert C. Doll, Jr.	27	14	30	0	2	8
	$13.79	$2.8 Billion	$1.86	$0	$148 Million	$1.17

Daniel Hanson	27	14	30	0	2	8
	$13.79	$2.8 Billion	$1.86	$0	$148 Million	$1.17

*	Mr. Doll’s and Mr. Hanson’s assets managed are presented as of November 30, 2008 due to the assignment of additional registered investment companies following the October 31, 2008 fiscal year end.

Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Program.

     Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

     Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s chief investment officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the Lipper Multi-Cap Growth Funds classification for Growth Fund and Retirement Growth Fund, the Lipper Multi-Cap Value Funds classification for Value Fund and Retirement Value Fund, the Lipper Multi-Cap Core Funds classification for the Core Fund and Retirement Core Fund and the Lipper Long/Short Funds classification for Core Plus Fund.

     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on a Fund’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Doll and Hanson have each received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Doll and Hanson have each participated in the deferred compensation program.

Other compensation benefits

     In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Fund Ownership

     The following table sets forth the dollar range of securities beneficially owned by the portfolio managers in the Funds as of October 31, 2008.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned

Robert C. Doll, Jr.	Large Cap Growth Fund	$500,001 - $1,000,000
Daniel Hanson		$50,001 - $100,000

Robert C. Doll, Jr.	Large Cap Value Fund	Over $1,000,000
Daniel Hanson		$50,001 - $100,000

Robert C. Doll, Jr.	Large Cap Core Fund	Over $1,000,000
Daniel Hanson		$50,001 - $100,000

Robert C. Doll, Jr.	Large Cap Core Plus Fund	None
Daniel Hanson		None

Robert C. Doll, Jr.	Large Cap Growth	None
Daniel Hanson	Retirement Portfolio	None

Robert C. Doll, Jr.	Large Cap Value	None
Daniel Hanson	Retirement Portfolio	None

Robert C. Doll, Jr.	Large Cap Core	$10,001 - $50,000
Daniel Hanson	Retirement Portfolio	$10,001 - $50,000

Portfolio Manager Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Administration Arrangements

     The Corporation, on behalf of itself, Growth Fund, Value Fund and Core Fund, has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (the “Administrator”). The Administrator receives for its services to the Corporation with respect to Growth Fund, Value Fund and Core Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of each Fund. Prior to September 29, 2006, FAM acted as the Corporation’s administrator and was compensated according to the same administration fee rate. The table below sets forth information about the total administration fees paid by the Corporation to the Administrator and to FAM, the Fund’s previous administrator, for the periods indicated:

	Paid to FAM						Paid to the Administrator						Waived by the Administrator

Fiscal Year Ended October 31,	Growth Fund		Value Fund		Core Fund		Growth Fund		Value Fund		Core Fund		Growth Fund	Value Fund	Core Fund[1]

2008	N/A		N/A		N/A		$2,155,331		$11,075,617		$10,427,489		$0	$0	$2,313,453
2007	N/A		N/A		N/A		$2,410,868		$11,701,209		$10,546,492		$0	$0	$ 329,053
2006	$1,433,294	[2]	$5,347,777	[2]	$7,051,456	[2]	$ 163,552	[3]	$ 780,526	[3]	$ 796,510	[3]	$0	$0	$ 0

[1]	BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit net annual fund operating expenses (excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to: 1.11% (for Investor A Shares) and 1.91% (for Investor B Shares) of average daily net assets until March 1, 2010.

[2]	For the period November 1, 2005 to September 29, 2006.

[3]	For the period September 29, 2006 to October 31, 2006.

     The Corporation, on behalf of itself and Retirement Growth Fund, Retirement Value Fund and Retirement Core Fund, has entered into an administration agreement with the Administrator pursuant to which no compensation is to be paid to the Administrator.

Transfer Agency Services

     The table below sets forth information about the total amounts paid by each Fund to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., the Funds’ transfer agent and to Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, during the periods indicated.

	Paid to FDS			Paid to PNC GIS

	Fiscal Year Ended October 31,			Fiscal Year Ended October 31,

Fund	2008	2007	2006	2008	2007	2006

Growth Fund	N/A	N/A	$1,206,781[1]	$1,845,629	$1,737,658	$116,990[2]
Value Fund	N/A	N/A	$3,194,686[1]	$8,661,000	$6,801,859	$313,396[2]
Core Fund	N/A	N/A	$3,984,747[1]	$8,199,383	$6,387,655	$382,919[2]
Core Plus Fund	N/A	N/A	N/A	$13,238[3]	N/A	N/A
Retirement Growth Fund	N/A	N/A	N/A	$131,021[4]	N/A	N/A
Retirement Value Fund	N/A	N/A	N/A	$132,483[4]	N/A	N/A
Retirement Core Fund	N/A	N/A	N/A	$139,677[4]	N/A	N/A

[1]	For the period November 1, 2005 to September 29, 2006.

[2]	For the period September 29, 2006 to October 31, 2006.

[3]	For the period December 19, 2007 (commencement of operations) to October 31, 2008.

[4]	For the period January 3, 2008 (commencement of operations) to October 31, 2008.

Accounting Services

     The table below shows the amounts paid by the Master LLC and Core Plus Fund to State Street Bank and Trust Company (“State Street”), the Manager and, in the case of the Master LLC, to FAM, the Master LLC’s previous manager, for accounting services for the periods indicated:

	Master LLC					Core Plus Fund

Fiscal Year Ended October 31,	Paid to State Street[1]	Paid to FAM		Paid to the Manager		Paid to State Street		Paid to the Manager

2008	$1,570,139	N/A		$180,772		$17,250	[2]	$342	[2]
2007	$1,664,021	N/A		$111,272		N/A		N/A
2006	$1,140,596	$126,046	[3]	$10,683	[4]	N/A		N/A

[1]	For providing services to the Master LLC and each Feeder Fund which invests its assets in the Master LLC.

[2]	For the period December 19, 2007 (commencement of operations) to October 31, 2008.

[3]	For the period November 1, 2005 to September 29, 2006.

[4]	For the period September 29, 2006 to October 31, 2006.

V. Information on Sales Charges and Distribution Related Expenses

     Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by Growth Fund, Value Fund, Core Fund and Core Plus Fund, including the amounts paid to affiliates of BlackRock for the periods indicated. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”) was the sole distributor for Growth Fund, Value Fund and Core Fund. Effective September 29, 2006 through September 30, 2008, FAMD and BlackRock Distributors, Inc. (“BDI”), each an affiliate of BlackRock, acted as the Fund’s Distributors (collectively, the “Previous Distributors”). Effective October 1, 2008, BlackRock Investments, Inc. (“BII” or the “Distributor”), an affiliate of BlackRock, acts as the sole Distributor to the Funds.

Investor A and Institutional Sales Charge Information

	Investor A Shares

	Gross Sales Charges Collected for the Fiscal Year Ended October 31,			Sales Charges Retained by FAMD for the Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$222,079	$460,022	$271,164	$10,430[2]	$25,687	$252,077
Value Fund	$420,748	$1,555,468	$1,014,786	$9,168[2]	$52,034	$942,419
Core Fund	$920,374	$1,965,179	$2,178,702	$54,692[2]	$135,462	$2,024,882
Core Plus Fund	$93,789	N/A	N/A	$6,521[2]	N/A	N/A

	Investor A Shares

	Sales Charges Retained by BDI for the Fiscal Year Ended October 31,			Sales Charges Retained by BII for the Fiscal Year Ended October 31,

	2008	2007	2006	2008

Growth Fund	$5,142[2]	$7,956	$334[1]	$418[4]
Value Fund	$21,760[2]	$51,373	$4,318[1]	$1,388[4]
Core Fund	$11,346[2]	$10,755	$575[1]	$2,547[4]
Core Plus Fund	$0[3]	N/A	N/A	$29[4]

[1]	For the period September 29, 2006 to October 31, 2006.

[2]	For the period November 1, 2007 to September 30, 2008.

[3]	For the period December 19, 2007 (commencement of operations) to September 30, 2008.

[4]	For the period October 1, 2008 to October 31, 2008.

	Investor A Shares

	Sales Charges Paid to Affiliates for the Fiscal Year Ended October 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$160,589	$358,473	$19,087	$5,237	$384	$601
Value Fund	$160,101	$786,981	$72,367	$13,142	$4,404	$1,986
Core Fund	$761,985	$1,823,130	$153,820	$18,802	$22,449	$(45,250)
Core Plus Fund	$93,289	N/A	N/A	$49	N/A	N/A

	Institutional Shares[1]

	Gross Sales Charges Collected for the Fiscal Year Ended October 31,			Sales Charges Retained by FAMD for the Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$0	$0	$22	$0[2]	$0	$20
Value Fund	$0	$0	$2,235	$0[2]	$0	$1,748
Core Fund	$0	$0	$78,017	$0[2]	$0	$65,572
Core Plus Fund	$0	N/A	N/A	$0[3]	N/A	N/A

	Institutional Shares[1]

	Sales Charges Retained by BDI for the Fiscal Year Ended October 31,			Sales Charges Retained by BII for the Fiscal Year Ended October 31,

	2008	2007	2006	2008

Growth Fund	$0[2]	$0	$0	$0[4]
Value Fund	$0[2]	$0	$0	$0[4]
Core Fund	$0[2]	$0	$0	$0[4]
Core Plus Fund	$0[3]	N/A	N/A	$0[4]

	Institutional Shares[1]

	Sales Charges Paid to Affiliates for the Fiscal Year Ended October 31,			CDSCs Received on Redemption of Load-Waived Shares for the Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$0	$0	$2	$0	$0	$0
Value Fund	$0	$0	$487	$0	$0	$0
Core Fund	$0	$0	$12,445	$0	$0	$0
Core Plus Fund	$0	N/A	N/A	$0	N/A	N/A

[1]	Effective December 28, 2005, Institutional Shares are no longer subject to a front end sales charge.

[2]	For the period November 1, 2007 to September 30, 2008.

[3]	For the period December 19, 2007 (commencement of operations) to September 30, 2008.

[4]	For the period October 1, 2008 to October 31, 2008.

Investor B and Investor C Sales Charge Information

	Investor B Shares[1]

	CDSCs Received by FAMD for the Fiscal Year Ended October 31,			CDSCs Received by BDI for Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$0[2]	$0	$52,931	$65,042[2]	$86,987	$493,865
Value Fund	$0[2]	$0	$158,610	$169,337[2]	$191,180	$507,061
Core Fund	$0[2]	$0	$314,347	$342,626[2]	$309,886	$22,673

	Investor B Shares[1]

	CDSCs Received by BII for the Fiscal Year Ended October 31,	CDSCs Paid to Affiliates for the Fiscal Year Ended October 31,

	2008	2008	2007	2006

Growth Fund	$6,158[3]	$71,200	$86,987	$546,796
Value Fund	$15,521[3]	$184,857	$191,180	$665,671
Core Fund	$36,595[3]	$379,221	$309,886	$337,020

	Investor C Shares

	CDSCs Received by FAMD for the Fiscal Year Ended October 31,			CDSCs Received by BDI for Fiscal Year Ended October 31,

	2008	2007	2006	2008	2007	2006

Growth Fund	$0[2]	$0	$14,313	$34,836[2]	$28,545	$11,391
Value Fund	$0[2]	$0	$59,455	$119,216[2]	$134,685	$15,741
Core Fund	$0[2]	$0	$136,956	$175,938[2]	$173,649	$13,207
Core Plus Fund	$0[3]	N/A	N/A	$3,483[3]	N/A	N/A

	Investor C Shares

	CDSCs Received by BII for the Fiscal Year Ended October 31,	CDSCs Paid to Affiliates for the Fiscal Year Ended October 31,

	2008	2008	2007	2006

Growth Fund	$3,673[4]	$38,508	$28,545	$25,704
Value Fund	$10,912[4]	$130,128	$134,685	$124,526
Core Fund	$14,321[4]	$190,259	$173,649	$150,163
Core Plus Fund	$824[4]	$4,307	N/A	N/A

[1]	Additional Investor B CDSCs payable to the Distributor or Previous Distributors, as applicable, may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

[2]	For the period November 1, 2007 to September 30, 2008.

[3]	For the period December 19, 2007 (commencement of operations) to September 30, 2008.

[4]	For the period October 1, 2008 to October 31, 2008.

     The table below sets forth the distribution and/or service fees that were paid by each Fund for the most recent fiscal year pursuant to each Distribution Plan. At least 50% of the fees collected by the Previous Distributors and BII, as applicable, were paid to Affiliates for providing shareholder servicing activities for Investor A and Service Shares and for providing shareholder servicing and distribution related activities and services for Investor B, Investor C and Class R Shares.

	For the Fiscal Year Ended October 31, 2008

	Investor A Shares		Investor B Shares		Investor C Shares

Fund	Paid to the Previous Distributors[1]	Paid to BII[2]	Paid to the Previous Distributors[1]	Paid to BII[2]	Paid to the Previous Distributors[1]	Paid to BII[2]

Growth Fund	$633,601	$38,715	$696,729	$35,855	$2,086,985	$126,636
Value Fund	$4,994,477	$277,494	$1,864,436	$97,720	$6,883,669	$400,929
Core Fund	$3,467,952	$218,944	$3,219,476	$159,326	$10,541,040	$612,447
Core Plus Fund	$4,133	$395	N/A	N/A	$30,056	$3,254

	Class R Shares		Service Shares

Fund	Paid to the Previous Distributors[1]	Paid to BII[2]	Paid to the Previous Distributors[1]	Paid to BII[2]

Growth Fund	$376,254	$24,048	$28,725	$2,219
Value Fund	$893,744	$58,304	$73,729	$5,281
Core Fund	$648,089	$41,487	$1,204	$78
Core Plus Fund	N/A	N/A	N/A	N/A

[1]	For the period November 1, 2007 to September 30, 2008 (Growth, Value and Core Funds). For the period December 19, 2007 (commencement of operations) to September 30, 2008 (Core Plus Fund).

[2]	For the period October 1, 2008 to October 31, 2008.

VI. Computation of Offering Price

     An illustration of the computation of the offering price for the outstanding shares of each Fund based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2008 is set forth below.

	Investor A Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge (5.25% of offering price; 5.54% of Net Asset Value Per Share)[1]	Offering Price

Growth Fund	$ 179,527,772	24,790,244	$ 7.24	$0.40	$ 7.64
Value Fund	$1,295,099,735	107,624,033	$12.03	$0.67	$12.70
Core Fund	$1,023,004,719	121,270,992	$ 8.44	$0.47	$ 8.91
Core Plus Fund	$ 1,814,619	260,695	$ 6.96	$0.39	$ 7.35

	Investor B Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Growth Fund	$ 39,608,430	5,865,372	$ 6.75	—[2]	$ 6.75
Value Fund	$108,659,554	9,582,964	$11.34	—[2]	$11.34
Core Fund	$180,730,481	22,807,484	$ 7.92	—[2]	$ 7.92

	Investor C Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Growth Fund	$143,081,044	21,202,708	$ 6.75	—[2]	$ 6.75
Value Fund	$456,180,290	40,411,803	$11.29	—[2]	$11.29
Core Fund	$714,368,473	90,669,416	$ 7.88	—[2]	$ 7.88
Core Plus Fund	$ 3,803,799	550,236	$ 6.91	—[2]	$ 6.91

	Institutional Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Growth Fund	$118,872,685	16,008,209	$ 7.43	—[3]	$ 7.43
Value Fund	$867,750,496	70,580,461	$12.29	—[3]	$12.29
Core Fund	$700,113,140	81,256,109	$ 8.62	—[3]	$ 8.62
Core Plus	$ 14,672,170	2,102,860	$ 6.98	—[3]	$ 6.98

	Class R Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Growth Fund	$ 55,072,822	7,864,836	$ 7.00	—[3]	$ 7.00
Value Fund	$141,570,684	12,176,778	$11.63	—[3]	$11.63
Core Fund	$ 97,138,525	11,971,165	$ 8.11	—[3]	$ 8.11

	Service Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Growth Fund	$10,218,101	1,382,623	$ 7.39	—[3]	$ 7.39
Value Fund	$24,717,105	2,015,822	$12.26	—[3]	$12.26
Core Fund	$ 372,357	44,099	$ 8.44	—[3]	$ 8.44

	Class K Shares

Fund	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (Net Assets divided by the Number of Shares Outstanding)	Sales Charge	Offering Price

Retirement Growth Fund	$ 80,882,417	10,854,804	$ 7.45	—[3]	$ 7.45
Retirement Value Fund	$128,159,159	10,396,529	$12.33	—[3]	$12.33
Retirement Core Fund	$105,224,103	12,184,345	$ 8.64	—[3]	$ 8.64

[1]	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

[2]	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Investor B and Investor C Shares” in Part II of this Statement of Additional Information.

[3]	Institutional, Class R, Service and Class K Shares are not subject to any sales charge.

VII. Portfolio Transactions and Brokerage

     See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

     Information about the brokerage commissions paid by each Master Portfolio and Core Plus Fund, including commissions paid to affiliates, for the last three fiscal years is set forth in the following table:

	Aggregate Brokerage Commissions Paid For the Fiscal Year Ended October 31,			Commissions Paid to Affiliates For the Fiscal Year Ended October 31,

Fund	2008	2007	2006	2008	2007	2006

Master Growth Portfolio	$724,136	$372,311	$306,107	$0	$0	$0
Master Value Portfolio	$2,533,178	$1,280,622	$1,008,031	$0	$2,750	$0
Master Core Portfolio	$2,357,333	$1,496,665	$1,244,641	$0	$100	$0
Core Plus Fund	$41,589[1]	N/A	N/A	$0[1]	N/A	N/A

[1]	For the period December 19, 2007 (commencement of operations) to October 31, 2008.

     The following shows the dollar amount of brokerage commissions paid to brokers for research services and the approximate amount of the transactions involved for the fiscal year ended October 31, 2008. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Master Growth Portfolio

Amount of Commissions
Paid to Brokers for	Amount of Brokerage
Providing Research Services	Transactions Involved

$315,221	462

Master Value Portfolio

Amount of Commissions
Paid to Brokers for	Amount of Brokerage
Providing Research Services	Transactions Involved

$1,007,632	597

Master Core Portfolio

Amount of Commissions
Paid to Brokers for	Amount of Brokerage
Providing Research Services	Transactions Involved

$834,959	597

Core Plus Fund

Amount of Commissions
Paid to Brokers for	Amount of Brokerage
Providing Research Services	Transactions Involved

$21,161	1,759

     Set forth below are the securities lending agent fees paid by each Master Portfolio and Core Plus Fund to the lending agent for the last three fiscal years.

	For the Fiscal Year Ended October 31,

Fund	2008		2007	2006

Master Growth Portfolio	$130,236		$ 94,115	$ 31,324
Master Value Portfolio	$431,465		$286,229	$143,732
Master Core Portfolio	$608,113		$464,185	$197,604
Core Plus Fund	$ 0	[1]	N/A	N/A

[1]	For the period December 19, 2007 (commencement of operations) to October 31, 2008.

     Master Growth Portfolio held no securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) as of October 31, 2008.

     The value of Master Value Portfolio, Master Core Portfolio and the Core Plus Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended October 31, 2008 are as follows:

Master Value Portfolio

	Debt (D)/	Aggregate
Regular Broker-Dealer	Equity (E)	Holdings (000’s)

JPMorgan Chase & Co.	E	$26,400

Master Core Portfolio

	Debt (D)/	Aggregate
Regular Broker-Dealer	Equity (E)	Holdings (000’s)

JPMorgan Chase & Co.	E	$14,025

Core Plus Fund

	Debt (D)/	Aggregate
Regular Broker-Dealer	Equity (E)	Holdings (000’s)

JPMorgan Chase & Co.	E	$132

VIII. Additional Information

Description of Shares

     The Corporation is a Maryland corporation incorporated on October 20, 1999 as Merrill Lynch Large Cap Series Funds, Inc. Effective September 29, 2006, the Corporation changed its name to BlackRock Large Cap Series Funds, Inc. Currently, the Corporation is comprised of seven series: BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio, BlackRock Large Cap Core Retirement Portfolio and BlackRock Large Cap Core Plus Fund. The Corporation has an authorized capital of 5,650,000,000 shares of Common Stock, par value $.10 per share, divided into the seven series as follows:

Common Stock	Growth Fund	Value Fund	Core Fund

Investor A	100,000,000	400,000,000	300,000,000
Investor B	200,000,000	200,000,000	200,000,000
Investor C	100,000,000	400,000,000	400,000,000
Institutional	100,000,000	400,000,000	400,000,000
Class R	200,000,000	200,000,000	200,000,000
Service	50,000,000	50,000,000	50,000,000

Common Stock	Growth Retirement Fund	Value Retirement Fund	Core Retirement Fund

Class K	200,000,000	200,000,000	200,000,000

Common Stock	Core Plus Fund

Investor A	300,000,000
Investor C	400,000,000
Institutional	400,000,000

     To the knowledge of each Fund, the following entities owned beneficially or of record 5% or more of a class of the respective Fund’s shares as of February 1, 2009.

Name	Address	Percentage and Class

Growth Fund

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	70.51% of Investor A Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Nationwide Bank Trust	PO Box 182029	6.99% of Investor A Shares
Columbus, OH 43218-2029

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	86.76% of Investor B Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	92.23% of Investor C Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	81.87% of Institutional Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Saxon and Co	PO Box 7780-1888	9.10% of Institutional Shares
Philadelphia, PA 19182

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	94.99% of Class R Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*PFPC	760 Moore Road	81.31% of Service Shares
FBO Hilliard Lyons/Capital	King of Prussia, PA 19406

*NFS LLC FEBO	7 Easton Oval # EA4E70	11.98% of Service Shares
Huntington National Bank	Columbus, OH 43219-6010

*	Record holders that do not beneficially hold the shares.

Name	Address	Percentage and Class

Value Fund

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	28.99% of Investor A Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Prudential Investment Mgts Service	100 Mulberry Street	13.50% of Investor A Shares
FBO Mutual Fund Clients	3 Gateway Center Floor 10
Mail Stop NJ 05-11-20
Newark, NJ 07102-4056

*John Hancock Life Insurance	601 Congress Street	9.59% of Investor A Shares
Company (USA) RPS	Boston, MA 02210-2805
Seg Funds & Accounting

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	75.70% of Investor B Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	86.95% of Investor C Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	56.39% of Institutional Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Saxon and Co	PO Box 7780-1888	7.91% of Institutional Shares
Philadelphia, PA 19182

*ING Life Insurance & Annuity	151 Farmington Ave	7.78% of Institutional Shares
Hartford, CT 06156

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	88.42% of Class R Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*PFPC	760 Moore Road	56.42% of Service Shares
FBO Hilliard Lyons/Capital	King of Prussia, PA 19406

Core Fund

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	61.67% of Investor A Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	65.31% of Investor B Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	92.72% of Investor C Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	42.85% of Institutional Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Saxon and Co	PO Box 7780-1888	11.42% of Institutional Shares
Philadelphia, PA 19182

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	84.66% of Class R Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Hartford Life Insurance Co	PO Box 2999	8.63% of Class R Shares
Hartford, CT 06104-2999

*Saxon and Co	PO Box 7780-1888	81.09% of Service Shares
Philadelphia, PA 19182

*	Record holders that do not beneficially hold the shares.

Name	Address	Percentage and Class

*Special Custody Account for the	PO Box 32760	10.65% of Service Shares
Exclusive Benefit of Customers	Louisville, KY 40232-2760

*Prudential Investment Mgts Service	100 Mulberry Street	5.24% of Service Shares
FBO Mutual Fund Clients	3 Gateway Center Floor 10
Mail Stop NJ 05-11-20
Newark, NJ 07102-4056

Core Plus Fund

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	92.71% of Investor A Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	99.45% of Investor C Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*Merrill Lynch, Pierce,	4800 E Deer Lake Drive 3rd Floor	98.78% of Institutional Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

Retirement Growth Fund

*Merrill Lynch, Pierce,	4800 E Deerlake Dr 3rd Floor	100.00% of Class K Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

Retirement Value Fund

*Merrill Lynch, Pierce,	4800 E Deerlake Dr 3rd Floor	55.40% of Class K Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*State of Indiana Trustee	8515 E Orchard Rd 2T2	34.16% of Class K Shares
State of Indiana Def Comp 401K	Greenwood Villiage, CO 80111

*State Street Bank & Trust Co Trst	200 Newport Ave JQ7N	9.16% of Class K Shares
FBO The Medco Cash Balance	North Quincy, MA 02171

Retirement Core Fund

*Merrill Lynch, Pierce,	4800 E Deerlake Dr 3rd Floor	97.77% of Class K Shares
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

*	Record holders that do not beneficially hold the shares.

IX. Financial Statements

     Each Fund’s and Master Portfolio’s audited financial statements, including the reports of the independent registered public accounting firm, are incorporated in the Corporation’s Statement of Additional Information by reference to the Corporation’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

PART II

Part II of this Statement of Additional Information contains information about the following funds: BlackRock Balanced Capital Fund, Inc. (“Balanced Capital”); BlackRock Basic Value Fund, Inc. (“Basic Value”); BlackRock Equity Dividend Fund (“Equity Dividend”); BlackRock EuroFund (“EuroFund”); BlackRock Focus Growth Fund, Inc. (“Focus Growth”); BlackRock Focus Value, Inc. (“Focus Value”); BlackRock Fundamental Growth Fund, Inc. (“Fundamental Growth”); BlackRock Global Allocation Fund, Inc. (“Global Allocation”); BlackRock Global Dynamic Equity Fund (“Global Dynamic Equity”); BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging Markets”); BlackRock Global Financial Services Fund, Inc. (“Global Financial Services”); BlackRock Global Growth Fund, Inc. (“Global Growth”); BlackRock Global SmallCap Fund, Inc. (“Global SmallCap”); BlackRock Healthcare Fund, Inc. (“Healthcare”); BlackRock International Fund (“International”) and BlackRock Small Cap Growth Fund II (“Small Cap Growth II”), each a series of BlackRock Series, Inc.; BlackRock International Value Fund (“International Value”) of BlackRock International Value Trust; BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio, BlackRock Large Cap Core Retirement Portfolio and BlackRock Large Cap Core Plus Fund (“Large Cap Core Plus”); each a series of BlackRock Large Cap Series Funds, Inc. (collectively, “Large Cap Series Funds”); BlackRock Latin America Fund, Inc. (“Latin America”); BlackRock Mid Cap Value Opportunities Fund (“Mid Cap Value Opportunities”) of BlackRock Mid Cap Value Opportunities Series, Inc.; BlackRock Natural Resources Trust (“Natural Resources”); BlackRock Pacific Fund, Inc. (“Pacific”); BlackRock Technology Fund, Inc. (“Technology”); BlackRock Utilities and Telecommunications Fund, Inc. (“Utilities & Telecommunications”); and BlackRock Value Opportunities Fund, Inc. (“Value Opportunities”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.”

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	Balanced Capital	Basic Value	Equity Dividend	EuroFund	Focus Growth	Focus Value	Fundamental Growth	Global Allocation	Global Dynamic Equity	Global Emerging Markets Fund	Global Financial Services	Global Growth	Global SmallCap
144A Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X							X	X				X
Asset-Based Securities								X	X
Precious Metal Related Securities	X		X	X	X	X	X	X	X	X		X	X
Borrowing and Leverage	X	X	X	X		X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Corporate Loans								X	X
Debt Securities	X		X		X	X	X	X	X	X	X		X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging	X	X	X	X	X	X	X	X	X	X	X	X	X
Indexed and Inverse Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Default Swap Agreements	X							X	X
Credit Linked Securities	X							X	X
Total Return Swap Agreements	X							X	X
Types of Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Put Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Exchange Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Limitations on Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Hedging Foreign Currency Risks	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities								X	X

	Healthcare	International	International Value	Large Cap Core Plus	Large Cap Series Funds	Latin America	Mid Cap Value Opportunities	Natural Resources	Pacific	Small Cap Growth	Technology	Utilities & Telecom- munications	Value Opportunities
144A Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities
Asset-Based Securities								X
Precious Metal Related Securities		X	X	X	X	X	X	X	X	X			X
Borrowing and Leverage	X	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Corporate Loans			X
Debt Securities	X	X	X	X	X	X	X	X	X	X		X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Hedging	X	X	X	X	X	X	X	X	X	X	X	X	X
Indexed and Inverse Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Default Swap Agreements
Credit Linked Securities
Total Return Swap Agreements
Types of Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Put Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Exchange Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Options	X	X	X	X	X	X	X	X	X	X	X	X	X
Limitations on Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Hedging Foreign Currency Risks	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities

	Balanced Capital	Basic Value	Equity Dividend	EuroFund	Focus Growth	Focus Value	Fundamental Growth	Global Allocation	Global Dynamic Equity	Global Emerging Markets Fund	Global Financial Services	Global Growth	Global SmallCap
Foreign Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Economy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Governmental Supervision and Regulation / Accounting Standards	X	X	X	X	X	X	X	X	X	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offering	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment in Emerging Markets	X			X		X		X	X	X	X	X	X
Restrictions on Certain Investments	X			X		X		X	X	X	X	X	X
Risk of Investing in Asia-Pacific Countries										X
Restrictions on Foreign Investments in Asia-Pacific Countries										X
Risks of Investments in Russia											X
Junk Bonds	X					X		X	X	X	X		X
Mortgage-Backed Securities	X							X	X		X
Real Estate Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X		X	X	X	X	X				X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales					X			X	X	X			X
Sovereign Debt	X					X		X	X	X	X		X
Standby Commitment Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities	X							X	X	X
Supranational Entities	X		X					X	X		X		X
Utility Industries	X	X	X	X	X	X	X	X	X	X	X	X	X
Electric
Telecommunications
Gas
Water
Warrants	X	X	X	X	X	X	X	X	X	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Bonds	X

	Healthcare	International	International Value	Large Cap Core Plus	Large Cap Series Funds	Latin America	Mid Cap Value Opportunities	Natural Resources	Pacific	Small Cap Growth	Technology	Utilities & Telecom- munications	Value Opportunities
Foreign Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Economy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Governmental Supervision and Regulation / Accounting Standards	X	X	X	X	X	X	X	X	X	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X	X	X	X	X	X	X	X	X	X
Settlement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offering	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment in Emerging Markets	X	X	X			X	X		X		X	X
Restrictions on Certain Investments	X	X	X			X	X		X		X	X
Risk of Investing in Asia-Pacific Countries			X						X
Restrictions on Foreign Investments in Asia-Pacific Countries			X						X
Risks of Investments in Russia			X
Junk Bonds		X				X			X	X		X
Mortgage-Backed Securities
Real Estate Related Securities	X	X	X	X	X	X	X	X	X	X	X		X
Real Estate Investment Trusts (“REITs”)		X	X			X	X			X			X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X		X	X	X	X	X	X	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X			X	X	X	X	X	X	X	X
Short Sales				X		X	X				X		X
Sovereign Debt	X	X	X			X			X	X		X
Standby Commitment Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities			X
Supranational Entities								X	X
Utility Industries	X	X	X	X	X	X	X	X	X	X	X	X	X
Electric												X
Telecommunications												X
Gas								X				X
Water								X				X
Warrants	X	X	X	X	X	X	X	X	X	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Bonds

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund.

Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Most Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate bond instruments as a result of changes in the interest rate environment. On the other hand, because the secondary trading market for certain Corporate Loans may be less developed than the secondary trading market for bonds and notes, a Fund may have difficulty from time to time in valuing and/or selling its Corporate Loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the Corporate Loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a Corporate Loan, a Fund becomes a member of the syndicate.

The Corporate Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of investment or at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Corporate Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Corporate Loans are frequently secured by pledges of, liens on and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.

A Fund may acquire interests in Corporate Loans by means of an assignment or participation. A Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

Depositary Receipts. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives

Each Fund may use instruments referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use Derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. Certain Funds are authorized to enter into equity swap agreements, which are over-the-counter (“OTC”) contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local law or is otherwise prohibited or impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Swap agreements are subject to the risk that a party will default on its payment obligations to a Fund thereunder. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements are also subject to the risk that a Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates.

Options on Securities and Securities Indices

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Initial Public Offering Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.      The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other, higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because junk bonds are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages.

Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code (the “Code”).

Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment, which could result in reduced distributions to shareholders, and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Both types of agreement usually cover short periods, such as under one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default. A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Warrants. Warrants are securities that permit, but do not obligate, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See Part I, Section III “Information on Directors and Officers,“—Biographical Information,“—Share Ownership” and “— Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources.

The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

For Funds that do not have an Administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, Inc. (the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings – including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements – Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information – whether or not publicly disclosed – may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider — State Street Bank and Trust Company

Fund Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance and informa PSN investment solutions

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC;

Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity

could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each BlackRock-advised open-end fund offers multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C shares are sold to investors choosing the deferred sales charge alternative. Institutional shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R shares, which are available only to certain retirement plans and are sold without a sales charge. In addition, certain Funds offer Service shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may enter into agreements with certain firms whereby such firms will be able to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering of shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Institutional Shares

Institutional shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional shares. Investors who are eligible to purchase Institutional shares should purchase Institutional shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor B, Investor C, Class R, or Service shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Employees and Directors of each Fund; members of the boards of other funds advised by the Manager or an affiliate; ML & Co., PNC and BlackRock, Inc.; and their subsidiaries and their directors and employees; and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Institutional shares.

Institutional shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund. Institutional shares are offered to a limited group of investors. Investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional shares: Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts of trust companies that have agreements with the Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees and Directors of each Fund; members of the boards of other funds advised by the Manager or an affiliate; ML & Co., PNC and BlackRock, Inc. and their subsidiaries, and their directors and employees; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional shares without regard to any existing minimum investment requirements. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A shares.

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B and Investor C shares. Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A shares, because over time the accumulated ongoing service and distribution fees on Investor B, Investor C and Class R shares may exceed the Investor A initial sales charge and service fee. Although some investors who previously purchased Institutional shares may no longer be eligible to purchase Institutional shares of other Funds, those previously purchased Institutional shares, together with Investor A, Investor B and Investor C share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Investor B, Investor C and Class R shares service and distribution fees will cause Investor B, Investor C and Class R shares to have higher expense ratios, pay lower dividends and have lower total returns than the Investor A shares. The ongoing Investor A and Service shares’ service fees will cause Investor A and Service shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional shares.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and the Fund’s previous distributors) in connection with Investor A shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Investor A shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor class and Institutional shares in any Fund may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A, Investor B, Investor C and Institutional shares must be called to the attention of PNC GIS or your financial adviser or other financial intermediary by the investor at the time of the current purchase.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor class and Institutional shares which, if made at one time, would qualify for a reduced sales charge. The 13-month period begins on the day PNC GIS receives the Letter of Intent. The investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

Purchase Privileges of Certain Persons.

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A shares of all Funds by Qualified Plans:

	All Funds Except Balanced Capital and Basic Value	Balanced Capital and Basic Value
Less than $3,000,000	1.00%	0.75%
$3 million but less than $15 million	0.50%	0.50%
$15 million and above	0.25%	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A shares will result in a placement fee of up to 1.00% (0.75% for Balanced Capital) on the first $3 million and 0.50% on the final $1 million).

Other. The following persons associated with the Funds, the Fund’s investment adviser, sub-advisers, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A shares of each of the Funds without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons associated with the Fund, the Fund’s Distributor, the Fund’s Manager, sub-adviser or Transfer Agent, and their affiliates; (f) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge should purchase Investor A shares.

If you invest $1,000,000 or more in Investor A or Investor A1 shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The CDSC (as defined below) related to purchases of $1,000,000 or more of Investor A shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a non-U.S. registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A shares may be offered at net asset value in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor B shares if they intend to hold their shares for an extended period of time and Investor C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase.

The deferred sales charge alternative may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. Both Investor B and Investor C shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Investor B or Investor C shares. In addition, Investor B shares will be converted into Investor A shares of a Fund after a conversion period of approximately eight years, and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling Investor B and Investor C shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of Investor B and Investor C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the Investor B and Investor C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Investor B and Investor C shares is limited by the Financial Industry Regulatory Authority (“FINRA”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Contingent Deferred Sales Charges — Investor B Shares. If you redeem Investor B shares within six years of purchase, you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years in the case of Investor B shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B shares for Investor B shares of another Fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the schedule that applies to the Investor B CDSC:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	4.50%
1 — 2	4.00%
2 — 3	3.50%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to June 1, 2001 were subject to the four-year contingent deferred sales charge schedule then in effect which has now expired. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year CDSC schedule in effect at that time. Not all BlackRock funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.50% (the applicable rate in the third year after purchase).

Conversion of Investor B Shares to Investor A Shares. Approximately eight years after purchase (the “Conversion Period”), Investor B shares of each Fund will convert automatically into Investor A shares of that Fund (the “Conversion”). The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B shares will also convert automatically to Investor A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B shares being left in an account, all of the Investor B shares of the Fund held in the account will be converted into Investor A shares of the Fund.

In general, Investor B shares of equity Funds will convert approximately eight years after initial purchase and Investor B and Investor B1 shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. If you exchange Investor B shares with an eight-year Conversion Period for Investor B shares with a ten-year Conversion Period, or exchange Investor B or Investor B1 shares with a ten-year Conversion Period for Investor B shares with an eight-year Conversion Period, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B shares will convert to Investor A shares on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge – Investor C Shares

Investor C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Investor C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Investor C CDSC will be assessed on shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor (and to the Fund’s previous distributors) in connection with Investor B and Investor C shares for the periods indicated.

Investor B and Investor C Shares – Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B and Investor C shares is not charged in connection with: (1) redemptions of Investor B and Investor C shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purcha se of Investor B or Investor C shares; (6) withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares; (7) involuntary redemptions of Investor B or Investor C shares in accounts with low balances as described in “Redemption of Shares” below; (8) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (9) redemptions related to the payment of PFPC custodial IRA fees; and (10) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R shares as described in each such Fund’s Prospectus. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities. If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Service Shares

Certain Funds offer Service shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996;

and (iii) participants in the Capital DirectionsSM asset allocation program. Service shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee of 0.25% per year. Service shares are offered to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

Redemption Fee

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

  Redemptions resulting from death or disability
  Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan
  Redemptions of shares acquired through dividend reinvestment
  Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Code, or plans administered as college savings plans under Section 529 of the Code
  Redemptions of shares held through advisory asset allocation or fee-based programs that the Distributor determines are not designed to facilitate short-term trading
  Redemptions by shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans
  Redemptions by certain other accounts in the absolute discretion of the Funds when a shareholder can demonstrate hardship

Each Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

Closed End Fund Reinvestment Option

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor B shares of a Fund and shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a Fund on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor B or Investor C shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor B or Investor C shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The holding period of the Eligible Fund shares will also count toward the holding period for the conversion of Investor B Shares into another class of shares. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

Distribution Plans

Each Fund has entered into a distribution agreement with BII under which BII, as agent, offers shares of each Fund on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares (each, a “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BII, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BII has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders. The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of FINRA imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R shares, and the distribution fee and the CDSC borne by the Investor B and Investor C shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Investor B, Investor C and Class R shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). See Part I, Section V “Information on Sales Charges and Distribution Related Expenses – Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the Investor B, Investor C and, if applicable, Class R shares of your Fund.

Other Compensation to Selling Dealers

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BII for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BII or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plans. However, the Plans permits BII, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

Other Distribution Arrangements

Certain Funds and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

Redemption

If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island, 02940. Redemption requests delivered other than by mail should be sent to PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or Automated Clearing House Network (“ACH”), or $100,000 for a redemption by check; (ii) the Fund does not have verified banking information on file; (iii) the proceeds are not to be paid to the record owner at the record address; or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association that is a participant in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

You may also redeem shares held with the Transfer Agent by calling (800) 441-7762. You must be the shareholder of record and the request must be for $25,000 or less. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Service Shares. A Fund may redeem Service shares in any Fund account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon 30 days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of the purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor B, Investor C and Institutional shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor class shares in $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A and Institutional Shares. Investor A and Institutional shares are exchangeable with shares of the same class of other Funds.

Exchanges of Institutional shares outstanding (“outstanding Institutional shares”) for Institutional shares of a second Fund or for shares of a money market fund (“new Institutional shares”) are effected on the basis of relative net asset value per Institutional share. Exchanges of Investor A shares outstanding (“outstanding Investor A shares”) for Investor A shares of a second Fund, or for shares of a money market fund (“new Investor A shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B and Investor C Shares. Shareholders of certain Funds with Investor B and Investor C shares outstanding (“outstanding Investor B or Investor C shares”) may exchange their shares for Investor B or Investor C shares, respectively, of a second Fund or for shares of a money market fund (“new Investor B or Investor C shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain Funds impose different CDSC schedules. If you exchange your Investor B shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C shares, the time you held both the exchanged Investor B or Investor C shares and the new Investor B shares or Investor C shares will count towards the holding period of the new Investor B or Investor C shares. For example, if you exchange Investor B shares of a Fund with a six-year CDSC for those of a second Fund after having held the first Fund’s Investor B shares for two-and-a-half years, the 3.50% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B shares to the four year holding period for the second Fund’s Investor B shares, you will be deemed to have held the second Fund’s Investor B shares for more than six years. The length of the CDSC period was extended from four years to six years on June 1, 2001 for certain equity Funds and from four to six years (or from one to three years for certain Funds) on December 1, 2002 for certain fixed income Funds. Investor B shares of the applicable Funds purchased prior to these dates are subject to the shorter CDSC schedule in effect at the time of purchase. This shorter CDSC schedule will also generally apply to Investor B shares received in exchange for such shares.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A and Institutional shares of a Fund will receive Investor A shares of Summit and exchanges of Investor B and Investor C shares of a Fund will receive Investor B shares of Summit. You may exchange Investor A shares of Summit back into Investor A or Institutional shares of a Fund. You may exchange Investor B shares of Summit back into Investor B or Investor C shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B shares. Investor B shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B shares. Exchanges of Investor B or Investor C shares of a money market fund other than Summit for Investor B or Investor C shares of a Fund will be exercised at net asset value. However, a CDSC will be charged in connection with any subsequent redemption of the Investor B or Investor C shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on such redemption, the holding period of the money market fund Investor B or Investor C shares originally held will be added to the holding period of the Investor B or Investor C shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by the Manager or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Institutional shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a fee based Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in a Program are eligible to purchase additional shares of the respective share class of the Fund, but purchase of Investor A shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional shares if the shareholder is otherwise eligible to purchase Institutional shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

You may make additions to an Investment Account through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to your Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which mean funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

The principal asset of the Feeder Fund will normally be its interest in the Master Portfolio. The value of that interest is based on the net assets of the Master Portfolio, which are comprised of the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Master Portfolio). Expenses of the Master Portfolio, including the investment advisory fees, are accrued daily. The net asset value of the Feeder Fund is equal to the value of its proportionate interest in the net assets of the Master Portfolio plus any cash or other assets, minus all liabilities

(including accrued expenses) of the Feeder Fund. The valuation of securities by the Master Portfolio is discussed in its Registration Statement.

Valuation of securities held by each Fund is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock

Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of each Fund’s Statement of Additional Information for an illustration of the computation of the offering price for the different classes of shares of your Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of feeder funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, the Manager and Sub-Adviser seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each

Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Investor A, Investor B, Investor C, Class R and Service shares will be lower than the per share dividends on Institutional shares as a result of the service, distribution and higher transfer agency fees applicable to Investor B and Investor C shares, the service fees applicable to Investor A and Service shares, and the service and distribution fees applicable to Class R shares. Similarly, the per share dividends on Investor B, Investor C and Class R shares will be lower than the per share dividends on Investor A and Service shares as a result of the distribution fees and higher transfer agency fees applicable to Investor B and Investor C shares and the distribution fees applicable to Class R shares, and the per share dividends on Investor B and Investor C shares will be lower than the per share dividends on Class R shares as a result of the higher distribution fees and higher transfer agency fees applicable to Investor B and Investor C shares.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to

Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.”

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

No gain or loss will be recognized by Investor B shareholders on the conversion of their Investor B shares into Investor A shares. A shareholder’s tax basis in the Investor A shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B shares, and the holding period of the acquired Investor A shares will include the holding period for the converted Investor B shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of the Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interest,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITS, among other entities, and certain REIT capital gain dividends) generally will cause a foreign shareholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

These provisions affecting foreign shareholders generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 Million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholder should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the Internal Revenue Service (“IRS”) pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

Passive Foreign Investment Companies

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of Investor A shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on distributions for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period. Average annual total return after taxes on distributions is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of Investor A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares. The taxes due on distributions are calculated by applying to each distribution the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that distribution. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each distribution. The taxable amount and tax character of each distribution are specified by each Fund on the distribution declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on distributions and sale of Fund shares for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on distributions received during such period as well as on complete redemption. Average annual total return after taxes on distributions and sale of Fund shares is computed assuming all distributions, less the taxes due on such distributions, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Investor A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on distributions and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign tax credits, are taken into account according to federal law.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

See Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information for performance information for the shares of your Fund for the periods indicated.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Investor A shares or the waiver of the CDSC in the case of Investor B or Investor C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policies are attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or shareholder servicing expenses have exclusive voting rights with respect to matters relating to such distribution and shareholder servicing expenditures (except that Investor B shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section IX “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

Under a separate agreement, BlackRock has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

See Part I, Section IX “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment.

Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

     Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The issue credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment- grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing.

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

     Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F- 1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

Proxy Voting Policies

A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In

1 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
2 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number
1 (a)	—	Articles of Incorporation of the Registrant, filed October 20, 1999.(a)
(b)	—	Articles Supplementary Classifying Shares of Authorized Capital Stock and Creating an Additional Class of Common Stock dated December 9, 2002.(b)
(c)	—	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 21, 2003, redesignating certain classes of common stock.(c)
(d)	—	Form of Articles Supplementary.(d)
(e)	—	Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock.(k)
(f)	—	Form of Articles of Amendment changing the name of the Corporation to BlackRock Large Cap Series Funds, Inc.(k)
(g)	—	Form of Articles Supplementary to Articles of Incorporation Increasing the Authorized Capital Stock and Reclassifying Shares of Authorized Common Stock.(l)
(h)	—	Form of Articles Supplementary to Articles of Incorporation Increasing the Authorized Capital Stock and Reclassifying Shares of Authorized Common Stock.(r)
(i)	—	Form of Certificate of Correction.(o)
(j)	—	Form of Articles Supplementary.(o)
2	—	Amended and Restated By-Laws of the Registrant, effective as of December 3, 2008.*
3	—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(e)
4 (a)	—	Form of Investment Management Agreement between the Registrant, on behalf of BlackRock Large Cap Core Plus Fund (“Core Plus Fund”), and BlackRock Advisors, LLC (“BlackRock”).(p)
(b)	—	Form of Sub-Advisory Agreement between BlackRock and BlackRock Investment Management, LLC with respect to Core Plus Fund.(p)
(c)	—	Form of Shareholders’ Administrative Services Agreement between the Registrant, on behalf of BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Core Fund, and BlackRock Advisors, LLC.(u)
5	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Investments, Inc. (“BII”).(s)
6	—
7 (a)	—	Form of Special Custody Account Agreement among the Registrant on behalf of Core Plus Fund, Brown Brothers Harriman & Co. and Morgan Stanley & Co. Incorporated.(q)
(b)	—	Form of Prime Broker Margin Account Agreement between the Registrant on behalf of Core Plus Fund and Morgan Stanley & Co. Incorporated.(q)
8 (a)	—	Form of Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc.(m)
(b)	—	Form of Administration Agreement between the Registrant and BlackRock with respect to BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Core Fund.(k)
(c)	—	Form of Administration Agreement between the Registrant and BlackRock with respect to BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio and BlackRock Large Cap Core Retirement Portfolio.(l)
(d)	—	Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(g)
(e)(1)		Termination, Replacement and Restatement Agreement between the Registrant, on behalf of Core Plus Fund, and a syndicate of banks, dated as of November 21, 2007 relating to the Credit Agreement dated as of November 22, 2006.(t)

(e)(2)		Termination, Replacement and Restatement Agreement between the Registrant, on behalf of Core Plus Fund, and a syndicate of banks, dated as of November 19, 2008, relating to the Credit Agreement dated as of November 21, 2007.(j)
9 (a)	—	Opinion of Brown & Wood LLP, counsel for the Registrant.(h)
(b)	—	Opinion of Venable LLP, counsel for the Registrant.(q)
10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*
11	—	None.
12	—	Certificate of Fund Asset Management, L.P.(h)
13 (a)	—	Form of Investor A Distribution Plan.(s)
(b)	—	Form of Investor B Distribution Plan.(s)
(c)	—	Form of Investor C Distribution Plan.(s)
(d)	—	Form of Class R Distribution Plan.(s)
(e)	—	Form of Service Shares Distribution Plan.*
14	—	Form of Plan pursuant to Rule 18f-3.(f)
15	—	Code of Ethics.(i)
16	—	Power of Attorney.(n)

* Filed herewith.

(a)	Filed on October 20, 1999 as an Exhibit to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 333-89389) (the “Registration Statement”).

(b)	Filed on December 31, 2002 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

(c)	Filed on February 27, 2004 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.

(d)	Incorporated by reference to an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 under the Securities Act of 1933, as amended (File No. 333-133899), filed on June 15, 2006.

(e)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, as amended and supplemented, filed as Exhibit (1) to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s Amended and Restated By-Laws filed as Exhibit (2) to the Registration Statement.

(f)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.

(g)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

(h)	Filed on December 22, 1999 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(i)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.

(j)	Incorporated by reference to Exhibit 8(b)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 22, 2008.

(k)	Filed on September 22, 2006 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.

(l)	Filed on April 19, 2007 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.

(m)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 23, 2007.

(n)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (File No. 2-74584), filed on February 27, 2009.

(o)	Filed on July 3, 2007 as an Exhibit to Post-Effective Amendment No. 15 to the Registration Statement.

(p)	Filed on August 7, 2007 as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement.

(q)	Filed on October 5, 2007 as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement.

(r)	Filed on May 25, 2007 as an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement.

(s)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc. (File No. 33-53399), filed on October 28, 2008.

(t)	Incorporated by reference to Exhibit 8(b)(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.

(u)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of BlackRock Latin America Fund, Inc. (File No. 33-41622), filed on March 28, 2008.

Item 24. Persons Controlled by or Under Common Control with Registrant.

     As of February 18, 2009, the series of the Registrant, other than Core Plus Fund, owned 87.19% of the interests in the corresponding portfolios of Master Large Cap Series LLC, a Delaware limited liability company, and is a controlling person thereof. The Registrant does not control any other person, and is not under common control with any other person.

Item 25. Indemnification.

     Reference is made to Article V of the Registrant's Charter, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of each Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

     (a) BlackRock Advisors, LLC, an indirect, wholly owned subsidiary of BlackRock, Inc., was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

     (b) BlackRock Investment Management, LLC (“BIM”), a subsidiary of BlackRock, Inc., currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

Item 27. Principal Underwriters.

     (a) BlackRock Investments, Inc. (“BII”) acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Series, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Short-Term Bond Series, Inc.
BlackRock Bond Allocation Target Shares	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Bond Fund, Inc.	BlackRock Value Opportunities Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend Fund	BlackRock World Income Fund, Inc.
BlackRock EuroFund	CMA Government Securities Fund
BlackRock Financial Institutions Series Trust	CMA Money Fund
BlackRock Focus Growth Fund, Inc.	CMA Multi-State Municipal Series Trust
BlackRock Focus Value Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Fundamental Growth Fund, Inc.	CMA Treasury Fund

BlackRock Funds	FPD Series, Inc.
BlackRock Funds II	Global Financial Services Master LLC
BlackRock Global Allocation Fund, Inc.	Managed Account Series
BlackRock Global Dynamic Equity Fund	Master Basic Value LLC
BlackRock Global Emerging Markets Fund, Inc.	Master Bond LLC
BlackRock Global Financial Services Fund, Inc.	Master Focus Growth LLC
BlackRock Global Growth Fund., Inc.	Master Government Securities LLC
BlackRock Global SmallCap Fund, Inc.	Master Institutional Money Market LLC
BlackRock Global Value Fund, Inc.	Master Large Cap Series LLC
BlackRock Healthcare Fund, Inc.	Master Money LLC
BlackRock Index Funds, Inc.	Master Tax-Exempt LLC
BlackRock International Value Trust	Master Treasury LLC
BlackRock Large Cap Series Funds, Inc.	Master Value Opportunities LLC
BlackRock Latin America Fund, Inc.	Merrill Lynch Funds for Institutions Series
BlackRock Liquidity Funds	Merrill Lynch Ready Assets Trust
BlackRock Master LLC	Merrill Lynch Retirement Series Trust
BlackRock Mid Cap Value Opportunities Series, Inc.	Merrill Lynch U.S.A. Government Reserves
BlackRock Multi-State Municipal Series Trust	Merrill Lynch U.S. Treasury Money Fund
BlackRock Municipal Bond Fund, Inc.	Quantitative Master Series LLC
BlackRock Municipal Series Trust	Short-Term Master LLC
BlackRock Natural Resources Trust	WCMA Government Securities Fund
BlackRock Pacific Fund, Inc.	WCMA Money Fund
BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund
BlackRock Series Fund, Inc.	WCMA Treasury Fund

     BII also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Fixed Income Value Opportunities	BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Senior Floating Rate Fund, Inc.	Master Senior Floating Rate LLC

     (b) Set forth below is information concerning each director and officer of BII. The principal business address for each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BII	Position(s) and Office(s) with Registrant

Laurence Fink	Chairman and Director	None
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None

Anne Ackerley	Managing Director	Vice President
Donald Burke	Managing Director	President, Chief Executive Officer
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Francis Porcelli	Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

     (c) Not applicable.

Item 28. Location Of Accounts And Records.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a)	Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b)	BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager and administrator).

(c)	BlackRock Investments, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(d)	BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as sub-adviser).

(e)	PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(f)	State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540 (records relating to its functions as accounting agent).

(g)	Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its functions as custodian).

Item 29. Management Services.

     Other than as set forth under the caption “Management of the Funds—BlackRock” in the Prospectus constituting Part A of the Registration Statement and under “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 27th day of February, 2009.

BLACKROCK LARGE CAP SERIES FUNDS, INC.
(Registrant)
By:	/s/ DONALD C. BURKE

(Donald C. Burke,
President and Chief Executive Officer)

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DONALD C. BURKE	President and Chief Executive Officer	February 27, 2009
(Principal Executive Officer)
(Donald C. Burke)

/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal	February 27, 2009
Financial and Accounting Officer)
(Neal J. Andrews)

DAVID O. BEIM*	Director

(David O. Beim)

RONALD W. FORBES*	Director

(Ronald W. Forbes)

DR. MATINA HORNER*	Director

(Dr. Matina Horner)

RODNEY D. JOHNSON*	Director

(Rodney D. Johnson)

HERBERT I. LONDON*	Director

(Herbert I. London)

CYNTHIA A. MONTGOMERY*	Director

(Cynthia A. Montgomery)

JOSEPH P. PLATT, JR.*	Director

(Joseph P. Platt, Jr.)

ROBERT C. ROBB, JR.*	Director

(Robert C. Robb, Jr.)

TOBY ROSENBLATT*	Director

(Toby Rosenblatt)

KENNETH L. URISH*	Director

(Kenneth L. Urish)

FREDERICK W. WINTER*	Director

(Frederick W. Winter)

RICHARD S. DAVIS*	Director

(Richard S. Davis)

HENRY GABBAY*	Director

(Henry Gabbay)

*By:	/s/ DONALD C. BURKE	February 27, 2009

(Donald C. Burke, Attorney-In-Fact)

     Master Large Cap Series LLC has duly caused this Registration Statement of BlackRock Large Cap Series Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of February, 2009.

MASTER LARGE CAP SERIES LLC

By:	/S/ DONALD C. BURKE

(Donald C. Burke,
President and Chief Executive Officer)

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DONALD C. BURKE	President and Chief Executive Officer	February 27, 2009
(Principal Executive Officer)
(Donald C. Burke)

/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal	February 27, 2009
Financial and Accounting Officer)
(Neal J. Andrews)

DAVID O. BEIM*	Director

(David O. Beim)

RONALD W. FORBES*	Director

(Ronald W. Forbes)

DR. MATINA HORNER*	Director

(Dr. Matina Horner)

RODNEY D. JOHNSON*	Director

(Rodney D. Johnson)

HERBERT I. LONDON*	Director

(Herbert I. London)

CYNTHIA A. MONTGOMERY*	Director

(Cynthia A. Montgomery)

JOSEPH P. PLATT, JR.*	Director

(Joseph P. Platt, Jr.)

ROBERT C. ROBB, JR.*	Director

(Robert C. Robb, Jr.)

TOBY ROSENBLATT*	Director

(Toby Rosenblatt)

KENNETH L. URISH*	Director

(Kenneth L. Urish)

FREDERICK W. WINTER*	Director

(Frederick W. Winter)

RICHARD S. DAVIS*	Director

(Richard S. Davis)

HENRY GABBAY*	Director

(Henry Gabbay)

*By:	/s/ DONALD C. BURKE	February 27, 2009

(Donald C. Burke, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit Number		Description

2	—	Amended and Restated By-Laws of the Registrant, effective as of December 3, 2008.

10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

13(e)	—	Form of Service Shares Distribution Plan.